As filed with the U.S. Securities and Exchange Commission on February 12, 2024

1933 Act File No. 333-276389

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. 1	[X]

Post-Effective Amendment No.	[ ]

LORD ABBETT INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

(888) 522-2388

(Area Code and Telephone Number)

90 Hudson Street

Jersey City, New Jersey 07302-3973

(Address of Principal Executive offices

Number, Street, City,

State, Zip Code)

Randolph A. Stuzin,

Vice President and Assistant Secretary

Member, Chief Legal Officer of Lord, Abbett & Co. LLC

90 Hudson Street

Jersey City, New Jersey 07302-3973

(Address of Principal Executive Offices

Number, Street, City,

State, Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Shares of beneficial interest.

The Registrant hereby amends this Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the 1933 Act, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), shall determine.

Lord Abbett Income Fund
Lord Abbett Corporate Bond Fund
(both a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Shareholder,

The Board of Trustees of Lord Abbett Corporate Bond Fund (“Corporate Bond Fund” and “Target Fund”) are pleased to announce the merger of Corporate Bond Fund with Lord Abbett Income Fund (“Income Fund” and “Acquiring Fund”) (the “Merger”). In the Merger, shares of Target Fund will, in effect, be exchanged for shares of Acquiring Fund with an equal total net asset value. The exchange is expected to qualify as a tax-free reorganization for federal income tax purposes.

Lord Abbett recommended the Merger to the Board of Trustees of Corporate Bond Fund because it believes that the Merger is in the best interests of the shareholders of Corporate Bond Fund. Lord Abbett believes shareholders of Corporate Bond Fund may benefit from the greater portfolio diversification that may be achieved by combining these similar, though not identical, products into a single fund.

Income Fund has a lower contractual management fee rate than Corporate Bond Fund but currently has a higher effective management fee rate and net annual operating expense ratio, after taking into account Corporate Bond Fund’s contractual expense limitation agreement, which will expire on March 31, 2024. Each Fund is subject to the same sales charges and share class-specific Rule 12b-1 fee rates (without taking into account any applicable fee waivers). Following the Merger, and upon expiration of Corporate Bond Fund’s expense limitation agreement, shareholders of Corporate Bond Fund are expected to be invested in a larger fund with a lower total expense ratio. The Merger may also result in expense savings for shareholders of Target Fund as costs are spread over a larger combined fund. Differences between Corporate Bond Fund and Income Fund are discussed in the attached materials.

The Board of Trustees of Target Fund has carefully reviewed the terms of the Merger and unanimously approved the Merger. The Merger is currently expected to occur on or about March 22, 2024, though the Merger may be delayed. Shareholder approval of the Merger is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy. Details regarding the terms of the Merger, and its potential benefits and costs to shareholders, are discussed in the prospectus/information statement, which we urge you to review carefully. Please read this prospectus/information statement and keep it for future reference.

Thank you for investing in the Lord Abbett Family of Funds. If you have any questions, please contact your financial advisor or call 888-522-2388.

Sincerely,

Douglas B. Sieg President, Chief Executive Officer, and Trustee

February 12, 2024

Acquisition of the assets of

Lord Abbett Corporate Bond Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

by and in exchange for shares of

Lord Abbett Income Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Corporate Bond Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This prospectus/information statement relates to the merger of Lord Abbett Corporate Bond Fund (“Corporate Bond Fund” and “Target Fund”) (a series of Lord Abbett Investment Trust) with Lord Abbett Income Fund (“Income Fund” and “Acquiring Fund”) (a series of Lord Abbett Investment Trust, and, together with Target Fund, the “Funds”). In the merger, each shareholder of Target Fund will receive shares of the corresponding class of Acquiring Fund equal in aggregate value at the date of the exchange to the aggregate value of the shareholder’s Target Fund shares.

The prospectus/information statement explains what you should know about the merger and investing in Acquiring Fund, an open-end diversified management investment company. Please read this prospectus/information statement and keep it for future reference. Additional information about the Target Fund and Acquiring Fund, including the statement of additional information relating to the merger (the “Merger SAI”), dated February 12, 2024, has been filed with the Securities and Exchange Commission (“SEC”) and is available upon oral or written request and without charge, as described below, and on the EDGAR database on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Merger SAI and the other documents identified below are incorporated into this prospectus/information statement by reference. Shareholders may obtain free copies of any document incorporated by reference into this prospectus/information statement, request other information about the Funds or make shareholder inquiries by contacting their financial advisor, by visiting the Lord, Abbett & Co. LLC (“Lord Abbett”) website at www.lordabbett.com, or by calling Lord Abbett toll-free at 888-522-2388.

The securities offered by this prospectus/information statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this prospectus/information statement. Any representation to the contrary is a criminal offense.

Shares of Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amounts invested.

The following documents have been filed with the SEC and are incorporated into this prospectus/information statement by reference:

(i) the prospectus of Target Fund and Acquiring Fund, dated April 1, 2023, as supplemented and amended to date (File No. 811-07988; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession 0000930413-23-001121);

(ii) the statement of additional information of Target Fund and Acquiring Fund, dated April 1, 2023, as supplemented and amended to date (File No. 811-07988; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession 0000930413-23-001121);

(iii) the Merger SAI, dated February 12, 2024; and

(iv) the Report of Independent Registered Public Accounting Firm, audited financial highlights and financial statements included in the Target Fund’s and Acquiring Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2023; (File No. 811-07988; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000930413-24-000456).

Information regarding Acquiring Fund’s investment adviser and portfolio managers, the pricing, purchase, sale and redemption of Acquiring Fund shares, the tax treatment of distributions and tax consequences to shareholders of buying, holding, exchanging and selling Acquiring Fund shares, financial highlights, Acquiring Fund’s policy regarding frequent trading in Acquiring Fund shares and regarding dividends and distributions, sales charges and 12b-1 fees is included in this prospectus/information statement.

This document will give you information about the merger. Much of the information is required under the federal securities laws rules; some of it is technical. If there is anything you do not understand, please contact Lord Abbett at its toll-free number, 888-522-2388, or call your financial advisor.

The Funds are subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and, as a result, file reports and other information with the SEC. You may access reports and other information about the Funds on the EDGAR database on the SEC’s website at www.sec.gov.

I. Questions and Answers Regarding the Merger

The responses to the questions that follow provide an overview of key points typically of concern to shareholders regarding a mutual fund merger. These responses are qualified in their entirety by the remainder of the prospectus/information statement, which contains additional information and further details about the merger.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

1. What is happening?

The Board of Trustees of Target Fund (the “Board”) approved the merger with Acquiring Fund, pursuant to the Agreement and Plan of Reorganization prepared for Target Fund (which is attached as Exhibit A). Upon the closing of the merger, all of the assets of Target Fund will be transferred to Acquiring Fund. In exchange, Acquiring Fund will issue and deliver shares of Acquiring Fund (the “Merger Shares”) to Target Fund and will also assume all of the liabilities of Target Fund. The Merger Shares will have an aggregate value equal to the value of Target Fund’s assets net of liabilities. Immediately after it receives the Merger Shares, Target Fund will distribute the Merger Shares to its shareholders, on a proportionate basis. Shareholders will receive Merger Shares of the same class as the Target Fund’s shares they held. It is currently anticipated that the merger will close on or about March 22, 2024.

When adopting Rule 17a-8 under the 1940 Act, the SEC stated its view that approval by shareholders of a target fund would be required if the merger would result in a change that, in a context other than a merger, would require shareholder approval under the 1940 Act. These factors generally include increased distribution fees as a result of the merger, materially different advisory contracts, different directors, or materially different fundamental investment policies as between the target and surviving funds. None of the factors requiring a shareholder vote are present in the merger.

In considering each factor, the Board noted that (i) no policy of the Target Fund that could not be changed without a vote of a majority of its outstanding voting securities will be materially different from a policy of the Acquiring Fund; (ii) the advisory contract between the Target Fund and Lord Abbett is not different in any material respect from the advisory contract between the Acquiring Fund and Lord Abbett, except for the identity of the Funds and the management fee rate as described below; (iii) the Board of the Target Fund and the Board of the Acquiring Fund are identical; and (iv) the share class-specific rates paid under each Fund’s Rule 12b-1 plan are the same.

2. What will happen to my shares of Target Fund as a result of the merger?

Your shares of Target Fund will, in effect, be exchanged for shares of Acquiring Fund of the same class and with an equal aggregate net asset value (“NAV”) on the date of the merger. The merger is expected to be a tax-free reorganization for federal income tax purposes.

3. Why did the Board approve the merger?

Lord Abbett recommended the merger to the Board because it believes that it is in the best interests of shareholders of Target Fund. Target Fund commenced operations on April 20, 2017 and had net assets of approximately $7.99 million as of October 31, 2023. Acquiring Fund commenced operations on September 19, 1932 and had net assets of approximately $3.31 billion as of October 31, 2023.

The Funds have similar, though not identical, investment objectives and pursue similar investment strategies. Acquiring Fund has a lower contractual management fee rate than Target Fund but currently has a higher effective management fee rate and net annual operating expense ratio, after taking into account Target Fund’s contractual expense limitation agreement, which will expire on March 31, 2024. Each Fund is subject to the same sales charges and share class-specific Rule 12b-1 fee rates (without taking into account any applicable fee waivers).

Lord Abbett believes that merging Target Fund into Acquiring Fund could result in a larger fund that has better commercial prospects, better potential operating efficiencies, and will be better positioned to realize additional economies of scale than Target Fund would be positioned if there was no merger. Because Acquiring Fund and Target Fund have similar portfolio management teams (with Robert A. Lee and Steven F. Rocco serving as additional portfolio managers for Acquiring Fund), materially similar fundamental investment restrictions and pursue similar investment strategies, Lord Abbett believes that the Funds are appropriate merger partners. The larger net asset size of the Acquiring Fund after the merger (the “Combined Fund”) may give rise to possible operating efficiencies and economies of scale because certain fixed costs will be spread over a larger asset base, thereby lowering the total expense ratio that would have been borne by shareholders of Target Fund.

The Board members oversee the management and business and affairs of Target Fund and Acquiring Fund. The Board, on behalf of Target Fund, including all of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of Target Fund or Lord Abbett (the “Independent Trustees”), has carefully considered the anticipated benefits and costs of the merger to the shareholders of Target Fund. The Board has determined that the merger is in the best interests of Target Fund’s shareholders.

4. How do the investment objectives, strategies, policies and restrictions of the Funds compare?

Investment Objectives and Strategies

As the chart below demonstrates, there are many similarities between Target Fund’s and Acquiring Fund’s respective investment objectives and strategies. Please see below and the section titled “II. Information about the Merger - Investment Objectives, Principal Investment Strategies, and Principal Risks” for additional information regarding each Fund’s investment objectives and strategies.

	Target Fund	Acquiring Fund

Investment Objective	To seek current income	To seek a high level of income consistent with preservation of capital

Investment Strategies	•

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt (or fixed income securities and derivative instruments intended to provide economic exposure to such securities.

•

Invests at least 65% of its net assets in investment grade debt (or fixed income) securities of various types, including corporate debt securities of U.S. issuers; corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars; mortgage-backed, mortgage-related, and other asset-backed securities; securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and inflation-linked investments.

	• Under normal conditions, invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality.	• May invest in Treasury Inflation Protected Securities and other inflation-indexed securities issued by the U.S. Department of Treasury.
•

May invest up to 20% of its net assets in other types of fixed-income instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

•

May invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments: high-yield debt securities; debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries; loans, including bridge loans, novations, assignments, and participations; convertible securities, including convertible bonds and preferred stocks; and structured securities and other hybrid instruments, including CLOs.

Investment Policies and Restrictions

The Funds have similar, though not identical, investment strategies. As described above, each Fund invests in fixed income securities.

Corporate Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Corporate Bond Fund may invest in corporate debt securities of U.S. issuers and corporate debt of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars. Income Fund invests at least 65% of its net assets in investment grade debt (or fixed income) securities of various types, including corporate debt securities of U.S. issuers; corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars; mortgage-backed, mortgage-related, and other asset-backed securities; securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and inflation-linked investments. Corporate Bond Fund may only invest up to 20% of its net assets in other types of fixed income instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Corporate Bond Fund may also invest in structured securities and other hybrid instruments, including CLOs. Income Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments: high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds); debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries; loans, including bridge loans, novations, assignments, and participations; convertible securities, including convertible bonds and preferred stocks; and structured securities and other hybrid instruments, including CLOs. Under normal conditions, Corporate Bond Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord, Abbett to be of comparable quality. Corporate Bond Fund may hold high-yield debt securities if Corporate Bond Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

5. How do the management fees and other expenses of the Funds compare, and what are they estimated to be following the merger?

Lord Abbett is entitled to 0.40% on Target Fund’s first $2 billion of average daily net assets; and 0.35% on Target Fund’s average daily net assets over $2 billion. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to 0.38% on the first $3 billion of Acquiring Fund’s average daily net assets; 0.35% on the next $7 billion of Acquiring Fund’s average daily net assets; and 0.34% on Acquiring Fund’s average daily net assets over $10 billion. The management fee is accrued daily and payable monthly.

For the fiscal year ended November 30, 2023, the effective annual management fee rate of the fees paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.00% of Target Fund’s average daily net assets.1 For the fiscal year ended November 30, 2023, the effective annual management fee rate of the fees paid to Lord Abbett was 0.38% of Acquiring Fund’s average daily net assets. Immediately following the merger, Lord Abbett expects the effective annual management fee rate of the Combined Fund to be 0.38%.

Target Fund and Acquiring Fund are subject to the same sales charges for all share classes and share-class specific 12b-1 fees. Each share class of the Combined Fund is expected to have a lower total expense ratio than Target Fund’s corresponding share class following the expiration of Target Fund’s contractual expense limitation agreement on March 31, 2024.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in Target Fund’s and Acquiring Fund’s semi-annual report to shareholders for the six-month period ended May 31, 2023.

As of November 30, 2023, the total net expenses for Class A shares of Target Fund and Acquiring Fund, not including any payments under Rule 12b-1 distribution and service plans, were 0.48% and 0.53%, respectively. Class A shares of the Combined Fund are expected to pay 0.53% in total expenses immediately following the merger (not including any payments under Rule 12b-1 distribution and service plans).

For more detailed information about fees and expenses, please see “Information about the Merger—Fees and Expenses.”

6. How does the investment performance of the Funds compare?

The performance information below gives some indication of the risks associated with an investment in a Fund by showing each Fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for each Fund are available at www.lordabbett.com.

The tables below show year-to-year changes in the NAV performance of one of each Fund’s classes of shares, Class A shares.

[1]

Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit Target Fund’s total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.38% for each of Class F3 and R6 shares and to an annual rate of 0.48% for each other class. This agreement expires on March 31, 2024.

Target Fund

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’20 +10.22%	Worst Quarter 2nd Q ’22 -7.68%

Acquiring Fund

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’20 +11.02%	Worst Quarter 1st Q ’20 -9.10%

Target Fund

Average Annual Total Returns (for the periods ended December 31, 2023)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				4/19/2017

Before Taxes	5.57%	1.74%	1.43%

After Taxes on Distributions	3.67%	0.05%	-0.26%

After Taxes on Distributions and Sale of Fund Shares	3.24%	0.69%	0.42%

Class C Shares(1)	6.39%	1.56%	1.10%	4/19/2017

Class F Shares	8.13%	2.32%	1.91%	4/19/2017

Class F3 Shares	8.33%	2.48%	2.05%	4/19/2017

Class I Shares	8.12%	2.40%	1.96%	4/19/2017

Class R2 Shares	7.60%	1.81%	1.38%	4/19/2017

Class R3 Shares	7.71%	1.92%	1.48%	4/19/2017

Class R4 Shares	7.97%	2.17%	1.73%	4/19/2017

Class R5 Shares	8.24%	2.42%	1.99%	4/19/2017

Class R6 Shares	8.33%	2.48%	2.05%	4/19/2017

Index

Bloomberg U.S. Corporate Investment Grade Index (reflects no deduction for fees, expenses, or taxes)	8.52%	2.63%	2.13%	4/19/2017

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.06%	4/19/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

Acquiring Fund

Average Annual Total Returns (for the periods ended December 31, 2023)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	6.42%	2.09%	2.70%	–

After Taxes on Distributions	4.28%	0.40%	0.93%	–

After Taxes on Distributions and Sale of Fund Shares	3.74%	0.93%	1.30%	–

Class C Shares(1)	6.99%	1.84%	2.28%	–

Class F Shares	8.33%	2.56%	2.97%	–

Class F3 Shares	8.95%	2.83%	–	2.41%	4/4/2017

Class I Shares	8.87%	2.75%	3.12%	–

Class R2 Shares	8.20%	2.07%	2.52%	–

Class R3 Shares	8.32%	2.25%	2.62%	–

Class R4 Shares	8.60%	2.50%	–	2.54%	6/30/2015

Class R5 Shares	8.88%	2.68%	–	2.79%	6/30/2015

Class R6 Shares	8.95%	2.83%	–	2.88%	6/30/2015

Index

Bloomberg U.S. Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	8.18%	2.45%	2.83%	2.55% 2.16%	6/30/2015 4/4/2017

Bloomberg Baa Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	9.51%	3.26%	3.36%	3.17% 2.74%	6/30/2015 4/4/2017

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.81%	1.45% 1.18%	6/30/2015 4/4/2017

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

The after-tax returns of Class A shares included in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

7. Will my dividends be affected by the merger?

Target Fund and Acquiring Fund expect to declare dividends from its net investment income daily and to pay such dividends monthly. Each Fund expects to distribute any net capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement.

8. What are the federal income tax consequences of the merger?

The merger is expected to qualify as a tax-free reorganization. Accordingly, no gain or loss is expected to be recognized by Target Fund or its shareholders as a direct result of the merger, and the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Merger Shares the shareholder receives in the merger. At any time before the consummation of the merger, a shareholder may redeem its Target Fund shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Target Fund may make dispositions of certain portfolio holdings prior to the merger. At this time, Lord Abbett does not expect that the merger will involve significant portfolio repositioning because there is substantial overlap between the Funds. Any such dispositions may result in brokerage commissions or other transaction costs, and may result in the realization of capital gains that, after reduction by any available capital losses, will be distributed to shareholders as taxable distributions. If sales of portfolio securities take place before the date of the merger, any net capital gains recognized in these sales will be distributed to Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale. These distributions will be taxable to shareholders, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement. If sales take place after the date of the merger, any net capital gains recognized in these sales will be distributed to shareholders of the Combined Fund and will likewise be taxable in the manner described in the immediately preceding sentence.

The merger will end the tax year of Target Fund. Prior to the merger, Target Fund will distribute to its shareholders income and capital gains realized during the short tax year ending on the date of the merger, after reduction by any available capital losses. Had the merger not occurred, Target Fund would have paid such distributions by the end of its regular tax year. The merger thus will accelerate distributions to shareholders from Target Fund for its short tax year ending on the date of the merger. Such tax year-end distributions will be taxable (unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement) and will include any capital gains resulting from portfolio turnover before the consummation of the merger (and not offset by capital losses) that were not previously distributed. Shareholders of Target Fund also may receive distributions of income and capital gains in connection with the tax year end of the Combined Fund. Such tax year-end distributions will likewise be taxable (unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement) and will include any capital gains resulting from portfolio turnover after the consummation of the merger (and not offset by capital losses) that were not previously distributed.

Certain other tax consequences are discussed below under “Information about the Merger — Material Federal Income Tax Consequences of the Merger.”

9. Is there any difference in the procedures for purchasing, redeeming and exchanging shares of the Funds?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Lord Abbett-sponsored funds, are identical.

Target Fund and Acquiring Fund each currently offer ten classes of shares available for purchase: Classes A, C, F, F3, I, R2, R3, R4, R5, and R6.2 Each shareholder of the Target Fund will receive shares of the corresponding class of Acquiring Fund equal in aggregate value at the date of the exchange to the aggregate value of the shareholder’s Target Fund shares. Shares of each Fund may be purchased either through investment dealers that have sales agreements with Lord Abbett Distributor LLC (“Lord Abbett Distributor”) or directly through Lord Abbett Distributor at prices based on NAV, plus varying sales charges, depending on the class and dollar value of shares purchased. Reinvestment of distributions by each Fund is made at NAV for all classes of shares.

Shares of each Fund may be redeemed (in essence, sold to the fund) on any day the New York Stock Exchange is open at their NAV next determined after receipt by the Fund, either directly or through an investment dealer, of a properly completed redemption request, less any applicable deferred sales charge.

Each Fund’s shareholders can generally exchange their shares for shares of the same class of another Lord Abbett-sponsored fund at NAV (except for Lord Abbett Credit Opportunities Fund, Lord Abbett Floating Rate High Income Fund, and Lord Abbett Special Situations Income Fund). Not all Lord Abbett-sponsored funds offer all classes of shares or are open to new investors. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

10. Will the number of shares I own change after the merger?

Yes, the number of shares you own will change, but the total value of the shares of Acquiring Fund you receive will equal the total value of the corresponding class of shares of Target Fund that you hold at the time of the merger. Target Fund and

[2]	Class P shares of Acquiring Fund are closed to substantially all new investors.

Acquiring Fund are subject to the same sales charges for all share classes and share-class specific 12b-1 fees. Even though the NAV per share of each Fund is different, the total NAV of your holdings at the time of the merger will not change as a result of the merger.

11. What are the costs associated with the merger?

Target Fund will bear the expenses incurred in connection with the merger. Such expenses include the cost of preparing, filing, printing, and mailing this prospectus/information statement, and related accounting and legal fees. It is estimated that these expenses will total approximately $144,000 for the merger of Target Fund with Acquiring Fund. Such expenses (other than transaction costs) will be reimbursed by Lord Abbett as part of Target Fund’s contractual expense limitation agreement.

II. Information about the Merger

General. Target Fund will merge with Acquiring Fund pursuant to Target Fund’s Agreement and Plan of Reorganization (the “Agreement”), which is attached to this prospectus/information statement as Exhibit A.

Although the term “merger” is used for ease of reference, the transaction is structured as a transfer of all of the assets of Target Fund to Acquiring Fund in exchange for the assumption by Acquiring Fund of all of the liabilities of Target Fund and for the issuance and delivery to Target Fund of shares of Acquiring Fund (the Merger Shares) equal in aggregate NAV to the net value of the assets transferred to Acquiring Fund.

After receipt of the Merger Shares, Target Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Target Fund, and the legal existence of Target Fund will be terminated. Each shareholder of Target Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Target Fund shares.

Before the date of the merger, Target Fund will declare a distribution to shareholders that will have the effect of distributing to shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the date of the merger.

The Trustees have voted unanimously to approve the merger.

Target Fund may make dispositions of certain portfolio holdings prior to the merger. Lord Abbett currently does not expect that the merger will involve significant portfolio repositioning because there is substantial portfolio overlap between the Funds. Any dispositions in connection with portfolio realignment would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains distributable to shareholders as taxable distributions after reduction by any available capital loss carryforwards. Please see “Federal Income Tax Consequences” for information about the expected tax consequences of the merger.

Following the merger, Lord Abbett anticipates that Acquiring Fund may incur brokerage commissions and other transaction costs in connection with reinvesting the proceeds of Target Fund’s dispositions. These possible transaction costs do not alter Lord Abbett’s view that the merger is in the best interests of each Fund’s shareholders.

Fees and Expenses. The tables below provide a summary comparison of the expenses of each class of shares of each Fund. Each Fund’s annual fund operating expenses are based on the Fund’s fees and expenses for the Fund’s most recently completed fiscal year November 30, 2023 for Target Fund and Acquiring Fund. The estimated annual fund operating expenses of Acquiring Fund after giving effect to the proposed merger (the “Combined Fund”) are shown on a pro forma basis as of November 30, 2023, as if the merger had been completed at the start of the year ending on that date. The Combined Fund’s actual annual operating expenses after the merger may be greater or less than those shown.

The Funds are subject to the same sales charges. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other sales charge discounts is available from your financial professional, in “Sales Charge Reductions and Waivers” on page 49 of this prospectus/information statement, Appendix A to “Additional Information about the Acquiring Fund,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of Acquiring Fund’s statement of additional information (“SAI”) dated April 1, 2023.

Class A

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)		Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		2.25%		2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(2)	None	(2)	None	(2)
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%		0.38%
Distribution and Service (12b-1) Fees	0.20%		0.20%		0.20%
Other Expenses	3.19%		0.15%		0.15%
Total Annual Fund Operating Expenses	3.79%		0.73%		0.73%
Fee Waiver and/or Expense Reimbursement	-3.11%	(5)	0.00%		0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.68%	(5)	0.73%		0.73%

Class C

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)		Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%	(3)	1.00%	(3)	1.00%	(3)
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%		0.38%
Distribution and Service (12b-1) Fees(4)	0.82%		0.81%		0.81%
Other Expenses	3.24%		0.15%		0.15%
Total Annual Fund Operating Expenses	4.46%		1.34%		1.34%
Fee Waiver and/or Expense Reimbursement	-3.17%	(5)	0.00%		0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%	(5)	1.34%		1.34%

Class F

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%	0.38%
Distribution and Service (12b-1) Fees	0.10%		0.10%	0.10%
Other Expenses	3.21%		0.15%	0.15%
Total Annual Fund Operating Expenses	3.71%		0.63%	0.63%
Fee Waiver and/or Expense Reimbursement	-3.13%	(5)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%	(5)	0.63%	0.63%

Class F3

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%	0.38%
Distribution and Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	3.17%		0.08%	0.08%
Total Annual Fund Operating Expenses	3.57%		0.46%	0.46%
Fee Waiver and/or Expense Reimbursement	-3.19%	(5)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.38%	(5)	0.46%	0.46%

Class I

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%	0.38%
Distribution and Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	3.12%		0.15%	0.15%
Total Annual Fund Operating Expenses	3.52%		0.53%	0.53%
Fee Waiver and/or Expense Reimbursement	-3.04%	(5)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.48%	(5)	0.53%	0.53%

Class R2

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%	0.38%
Distribution and Service (12b-1) Fees	0.60%		0.60%	0.60%
Other Expenses	3.24%		0.15%	0.15%
Total Annual Fund Operating Expenses	4.24%		1.13%	1.13%
Fee Waiver and/or Expense Reimbursement	-3.16%	(5)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%	(5)	1.13%	1.13%

Class R3

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%	0.38%
Distribution and Service (12b-1) Fees	0.50%		0.50%	0.50%
Other Expenses	3.24%		0.15%	0.15%
Total Annual Fund Operating Expenses	4.14%		1.03%	1.03%
Fee Waiver and/or Expense Reimbursement	-3.16%	(5)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%	(5)	1.03%	1.03%

Class R4

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%	0.38%
Distribution and Service (12b-1) Fees	0.25%		0.25%	0.25%
Other Expenses	3.25%		0.15%	0.15%
Total Annual Fund Operating Expenses	3.90%		0.78%	0.78%
Fee Waiver and/or Expense Reimbursement	-3.17%	(5)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	(5)	0.78%	0.78%

Class R5

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%	0.38%
Distribution and Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	3.25%		0.15%	0.15%
Total Annual Fund Operating Expenses	3.65%		0.53%	0.53%
Fee Waiver and/or Expense Reimbursement	-3.17%	(5)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.48%	(5)	0.53%	0.53%

Class R6

Fee Table	Corporate Bond Fund (Target Fund)		Income Fund (Acquiring Fund)	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See “Management”)	0.40%		0.38%	0.38%
Distribution and Service (12b-1) Fees	0.00%		0.00%	0.00%
Other Expenses	3.16%		0.08%	0.08%
Total Annual Fund Operating Expenses	3.56%		0.46%	0.46%
Fee Waiver and/or Expense Reimbursement	-3.18%	(5)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.38%	(5)	0.46%	0.46%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2023 through March 31, 2024, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.38% for each of Class F3 and R6 shares and to an annual rate of 0.48% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

Examples

The following examples are intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The example for each Fund assumes that you invest $10,000 in such Fund at the maximum sales charge, if any, for the time periods indicated. The examples also assume that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the relevant Fund’s operating expenses remain the same. The examples assume a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year period for Class C shares. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. No sales charge will be imposed in connection with the merger. The second example assumes that you do not redeem and instead keep your shares.

If Shares Are Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A	$293	$1,075	$1,877	$3,966
Acquiring Fund Class A	$298	$453	$622	$1,111
Pro Forma Combined Class A	$298	$453	$622	$1,111
Target Fund Class C	$231	$1,061	$2,002	$4,397
Acquiring Fund Class C	$236	$425	$734	$1,613
Pro Forma Combined Class C	$236	$425	$734	$1,613
Target Fund Class F	$59	$844	$1,649	$3,755
Acquiring Fund Class F	$64	$202	$351	$786
Pro Forma Combined Class F	$64	$202	$351	$786
Target Fund Class F3	$39	$797	$1,576	$3,625
Acquiring Fund Class F3	$47	$148	$258	$579
Pro Forma Combined Class F3	$47	$148	$258	$579
Target Fund Class I	$49	$796	$1,565	$3,589
Acquiring Fund Class I	$54	$170	$296	$665
Pro Forma Combined Class I	$54	$170	$296	$665
Target Fund Class R2	$110	$998	$1,900	$4,214
Acquiring Fund Class R2	$115	$359	$622	$1,375
Pro Forma Combined Class R2	$115	$359	$622	$1,375
Target Fund Class R3	$100	$969	$1,852	$4,129
Acquiring Fund Class R3	$105	$328	$569	$1,259
Pro Forma Combined Class R3	$105	$328	$569	$1,259
Target Fund Class R4	$75	$897	$1,737	$3,921
Acquiring Fund Class R4	$80	$249	$433	$966
Pro Forma Combined Class R4	$80	$249	$433	$966
Target Fund Class R5	$49	$822	$1,617	$3,698
Acquiring Fund Class R5	$54	$170	$296	$665
Pro Forma Combined Class R5	$54	$170	$296	$665
Target Fund Class R6	$39	$795	$1,572	$3,616
Acquiring Fund Class R6	$47	$148	$258	$579
Pro Forma Combined Class R6	$47	$148	$258	$579

If Shares Are Not Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A	$293	$1,075	$1,877	$3,966
Acquiring Fund Class A	$298	$453	$622	$1,111
Pro Forma Combined Class A	$298	$453	$622	$1,111
Target Fund Class C	$131	$1,061	$2,002	$4,397
Acquiring Fund Class C	$136	$425	$734	$1,613
Pro Forma Combined Class C	$136	$425	$734	$1,613
Target Fund Class F	$59	$844	$1,649	$3,755
Acquiring Fund Class F	$64	$202	$351	$786
Pro Forma Combined Class F	$64	$202	$351	$786
Target Fund Class F3	$39	$797	$1,576	$3,625
Acquiring Fund Class F3	$47	$148	$258	$579
Pro Forma Combined Class F3	$47	$148	$258	$579
Target Fund Class I	$49	$796	$1,565	$3,589
Acquiring Fund Class I	$54	$170	$296	$665
Pro Forma Combined Class I	$54	$170	$296	$665
Target Fund Class R2	$110	$998	$1,900	$4,214
Acquiring Fund Class R2	$115	$359	$622	$1,375
Pro Forma Combined Class R2	$115	$359	$622	$1,375
Target Fund Class R3	$100	$969	$1,852	$4,129
Acquiring Fund Class R3	$105	$328	$569	$1,259
Pro Forma Combined Class R3	$105	$328	$569	$1,259
Target Fund Class R4	$75	$897	$1,737	$3,921
Acquiring Fund Class R4	$80	$249	$433	$966
Pro Forma Combined Class R4	$80	$249	$433	$966
Target Fund Class R5	$49	$822	$1,617	$3,698
Acquiring Fund Class R5	$54	$170	$296	$665
Pro Forma Combined Class R5	$54	$170	$296	$665
Target Fund Class R6	$39	$795	$1,572	$3,616
Acquiring Fund Class R6	$47	$148	$258	$579
Pro Forma Combined Class R6	$47	$148	$258	$579

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect each Fund’s performance. For the twelve-month period ended November 30, 2023, Target Fund’s portfolio turnover rate was 107% of the average value of its portfolio. For the twelve-month period ended November 30, 2023, Acquiring Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Board Considerations in Approving the Merger

At a meeting of the Board held on December 6-7, 2023, Lord Abbett recommended that the Board consider and approve the merger of Target Fund into Acquiring Fund. In connection with the merger, the Board, including the Independent Trustees, considered written memoranda and other supporting materials provided by Lord Abbett and discussed the costs and potential benefits of the merger from the perspective of each Fund. Following this review, the Board of Trustees, including all of the Independent Trustees, determined that the merger of Target Fund into Acquiring Fund would be in the best interests of both Funds and their shareholders and that the interests of existing shareholders of each Fund would not be diluted by the merger. The Board unanimously approved the merger and the Agreement. At the meeting, in approving the merger and the Agreement, the Board considered a number of factors with respect to the merger, including but not limited to the following:

•	The compatibility of Target Fund’s investing style, investment objective, strategies, risks, policies, benchmark index, and investment restrictions with those of Acquiring Fund;
•	The relative expense structures and ratios of Target Fund and Acquiring Fund and the impact of the merger on those expense structures and expense ratios;
•	The relative investment performance of Target Fund and Acquiring Fund;
•	The fact that Target Fund’s investment adviser and other service providers would not change as a result of the merger;
•	The relative asset sizes of Target Fund and Acquiring Fund;
•

The anticipated tax consequences of the merger with respect to Target Fund and its shareholders, including the possibility that any portfolio repositioning in connection with the merger would accelerate (and potentially increase) taxable distributions for Target Fund’s shareholders;

•

The estimated direct costs of the merger and the fact that Target Fund would bear such costs, which will be reimbursed by Lord Abbett as part of Target Fund’s contractual expense limitation agreement, and the extent to which Target Fund might incur other indirect costs associated with the merger, such as transactions costs; and

•	The potential benefits of the merger for the shareholders of each Fund.

In considering such factors, the Board received information from Lord Abbett about the business rationale for the merger, the compatibility of the Funds’ investment strategies and policies, the comparative expense structures and expense ratios of the Funds, the relative investment performance of the Funds, the relative asset sizes of the Funds, the costs and anticipated tax consequences of the merger and of portfolio repositioning before and after the merger, and the potential benefits to shareholders of each Fund. The Board considered that the actual results of the merger may differ from the expected results of the merger. During their deliberations, the Independent Trustees were advised by independent legal counsel, who advised them of applicable law and their duties in considering the merger. The Board’s considerations and conclusions are summarized below.

The Board considered that the merger will allow shareholders of Target Fund to continue to invest in a professionally managed fund with similar investment strategies. The Board considered the differences in the principal investment strategies of the Funds. The Board also took into account Lord Abbett’s expectation that Target Fund shareholders will benefit from becoming shareholders in a more diversified Fund that will seek a high level of income consistent with preservation of capital. The Board further noted that the Funds have similar principal investment risks and materially similar fundamental and non-fundamental investment restrictions.

The Board considered Target Fund’s and the Acquiring Fund’s expense structure and expense ratio as of October 31, 2023. The Board observed that Acquiring Fund has a lower contractual management fee rate than Target Fund but currently has a higher effective management fee rate and net annual operating expense ratio, after taking into account Target Fund’s contractual expense limitation agreement. The Board noted that Target Fund’s expense limitation agreement expires on March 31, 2024 and that Lord Abbett does not intend to continue to subsidize the Fund. Each Fund is subject to the same sales charges and share class-specific Rule 12b-1 fee rates (without taking into account any applicable fee waivers). The Board took into account Lord Abbett’s assertion that the Combined Fund is expected to have lower total annual operating expenses than each share class of Target Fund upon expiration of Target Fund’s expense limitation agreement and that Combined Fund is expected to have the same total annual operating expenses as each corresponding share class of Acquiring Fund.

The Board considered each Fund’s investment performance in relation to that of its benchmark as of various periods ended October 31, 2023. Acquiring Fund outperformed its benchmark over the 1-, 3-, and 10-year periods and underperformed over the 5-year period ended October 31, 2023. Target Fund outperformed its benchmark over the 3-year period and underperformed over the 1- and 5-year periods ended October 31, 2023. The Board noted that Target Fund does not have a 10-year performance history. The Board also noted that Acquiring Fund outperformed Target Fund over the 1-, 3- and 5- year periods.

The Board considered the relative asset size of Target Fund and Acquiring Fund as of October 31, 2023. The Board also took into account Lord Abbett’s belief that the larger Combined Fund will have better commercial prospects than Target Fund. The Board also noted that because the merger would be effected based on the Funds’ relative NAVs per share without the imposition of any sales charge, Lord Abbett believes that the merger would not result in the dilution of the interests of any shareholder.

The Board observed that Lord Abbett serves as each Fund’s investment adviser and that the Funds have the same service providers, including their distributor, administrator, custodian, and transfer agent, and each have the same shareholder service arrangements. The Board also observed that each Fund has similar portfolio management teams (with Robert A. Lee and Steven F. Rocco serving as additional portfolio managers for Acquiring Fund) and that the portfolio managers of the Funds are part of the same taxable fixed income team.

The Board noted that the Funds are series of the same registrant organized under Delaware law and are therefore governed by the same state law and Declaration and Agreement of Trust and By-Laws. The Board considered that after the merger, the interests of Target Fund shareholders would be overseen under the same legal and regulatory standards and, therefore, Target Fund shareholders will continue to enjoy the same rights as shareholders of the Combined Fund.

The Board considered Lord Abbett’s representation that the merger is expected to qualify as a tax-free reorganization for federal income tax purposes and also considered the potential tax implications of any portfolio repositioning in connection with the merger. The Board also took into account Lord Abbett’s representation that it believes there would be no dilution of shareholder interests as a result of the tax characteristics and benefits of the merger. The Board noted Lord Abbett’s representation that there is substantial portfolio overlap between the Funds and that any portfolio repositioning will take place before the merger, such that any realized gains by Target Fund resulting from any portfolio repositioning would be distributed to Target Fund’s shareholders in connection with the closing of Target Fund’s short-taxable year ending on the date of the merger. The Board considered the possibility that any portfolio repositioning before the merger would accelerate (and potentially increase) taxable distributions for Target Fund’s shareholders.

The Board considered the expected costs of the merger, including printing and mailing costs, accounting fees, legal fees, filing fees, and potential transaction costs from portfolio repositioning. The Board weighed these costs against the expected benefits of the merger. The Board considered Lord Abbett’s recommendation that Target Fund will bear the expenses incurred in connection with the merger. The Board noted that the expenses other than transaction costs will be reimbursed by Lord Abbett as part of Target Fund’s contractual expense limitation agreement.

Investment Objectives, Principal Investment Strategies, and Principal Risks

This section describes the similarities and differences between the investment objectives, strategies, and risks of Target Fund and those of Acquiring Fund. For a more complete description of the investment objective, strategies, and risks of Acquiring Fund, read the section titled “Additional Information about the Acquiring Fund” in this prospectus/information statement and Acquiring Fund’s SAI.

The similarities and differences between the principal investment attributes of Target Fund and Acquiring Fund are summarized in the chart and the discussion below.

	Target Fund	Acquiring Fund

Investment Objective	To seek current income	To seek a high level of income consistent with preservation of capital

Investing Style	Investment grade corporate bond orientation	Investment grade corporate bond orientation

Target Fund		Acquiring Fund

•

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt (or fixed income securities and derivative instruments intended to provide economic exposure to such securities.

•

Invests at least 65% of its net assets in investment grade debt (or fixed income) securities of various types, including corporate debt securities of U.S. issuers; corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars; mortgage-backed, mortgage-related, and other asset-backed securities; securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and inflation-linked investments.

•	Under normal conditions, invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality.	•	May invest in Treasury Inflation Protected Securities and other inflation-indexed securities issued by the U.S. Department of Treasury.
•

May invest up to 20% of its net assets in other types of fixed-income instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest in structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

•

May invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments: high-yield debt securities; debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries; loans, including bridge loans, novations, assignments, and participations; convertible securities, including convertible bonds and preferred stocks; and structured securities and other hybrid instruments, including CLOs.

	Target Fund		Acquiring Fund

Performance Benchmarks	•	Bloomberg U.S. Corporate Investment Grade Index	•	Bloomberg U.S. Credit Bond Index
			•	Bloomberg Baa Corporate Bond Index
			•	Bloomberg U.S. Aggregate Bond Index

Diversification Status	Diversified		Diversified

Fundamental Investment Restrictions	Identical to those of Acquiring Fund.		Identical to those of Target Fund

Non-Fundamental Investment Restrictions	Identical to those of Acquiring Fund		Identical to those of Target Fund

Portfolio Turnover	For its fiscal year ended November 30, 2023, the Target Fund’s portfolio turnover rate was 107% of the average value of its portfolio.		For its fiscal year ended November 30, 2023, the Acquiring Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Risks (Described Below)	•	Portfolio Management Risk	•	Portfolio Management Risk
	•	Market Risk	•	Market Risk
	•	Fixed Income Securities Risk	•	Fixed Income Securities Risk
	•	Credit Risk	•	High Yield Securities Risk
	•	Interest Rate Risk	•	Credit Risk
	•	Liquidity/Redemption Risk	•	Interest Rate Risk
	•	Government Securities Risk	•	Liquidity/Redemption Risk
	•	Foreign and Emerging Market Company Risk	•	Convertible Securities Risk
	•	Collateralized Loan Obligations and Other Collateralized Obligations Risk	•	Government Securities Risk
	•	Derivatives Risk	•	Mortgage-Related and Other Asset-Backed Securities Risk
	•	High Portfolio Turnover Risk	•	Inflation-Linked Investments Risk
			•	Foreign and Emerging Market Company Risk
			•	Foreign Currency Risk
			•	Loan Risk
			•	Collateralized Loan Obligations and Other Collateralized Obligations Risk

	Target Fund	Acquiring Fund

		•	LIBOR Risk
		•	Derivatives Risk
		•	High Portfolio Turnover Risk

Portfolio Construction Process	Combination of top-down portfolio positioning and bottom-up security selection	Combination of top-down portfolio positioning and bottom-up security selection

As the chart above demonstrates, the Target Fund’s and Acquiring Fund’s respective investment objectives, strategies and policies are substantially similar. Each Fund invests primarily in fixed income securities and may use derivatives to hedge against risk or to gain investment exposure. Each Fund is diversified, meaning that with respect to 75% of each Fund’s total assets, the Fund normally will not purchase a security if, as a result, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. The Funds have materially similar investment restrictions.

The material difference between the Funds’ investment strategies and policies is that Corporate Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Corporate Bond Fund may invest in corporate debt securities of U.S. issuers and corporate debt of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars. Income Fund invests at least 65% of its net assets in investment grade debt (or fixed income) securities of various types, including corporate debt securities of U.S. issuers; corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars; mortgage-backed, mortgage-related, and other asset-backed securities; securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and inflation-linked investments. Corporate Bond Fund may only invest up to 20% of its net assets in other types of fixed income instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Corporate Bond Fund may also invest in structured securities and other hybrid instruments, including CLOs. Income Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments: high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds); debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries; loans, including bridge loans, novations, assignments, and participations; convertible securities, including convertible bonds and preferred stocks; and structured securities and other hybrid instruments, including CLOs. Under normal conditions, Corporate bond Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord, Abbett to be of comparable quality. Corporate Bond Fund may hold high-yield debt securities if Corporate Bond Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

Notwithstanding these differences, the Funds have similar principal risks, although Acquiring Fund is subject to additional risks, including High Yield Securities Risk, Convertible Securities Risk, Mortgage-Related and Other Asset-Backed Securities Risk, Inflation-Linked Investments Risk, Foreign Currency Risk, Loan Risk, and LIBOR Risk. In addition, Target Fund and Acquiring Fund may be exposed to risks to varying degrees. In evaluating the merger, shareholders of Target Fund should carefully consider the risks of investing in Acquiring Fund, which are described immediately below.

The principal risks that could adversely affect Acquiring Fund’s performance include the following:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.
•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. Recently, there have been signs of inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The United States is currently experiencing a rising interest rate environment, which may increase the Fund’s exposure to risks associated with rising interest rates.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.
•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.
•

Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

•

LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and the remaining U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•	The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.
•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

In addition to each Fund’s principal risks, Target Fund and Acquiring Fund are subject to the same additional operational risks, including Cyber Security Risk, Large Shareholder Risk, Operational Risk, Business Continuity, Market Disruption and Geopolitical Risk, and Valuation Risk, as described in such Fund’s prospectus.

Description of the Merger

On or about the Closing Date, Target Fund will transfer all of its assets to Acquiring Fund in exchange for shares of Acquiring Fund having an aggregate value equal to the aggregate value of the assets, less any liabilities, of Target Fund and the assumption by Acquiring Fund of all the liabilities of Target Fund. Target Fund will distribute as of the Closing Date such shares on a proportionate basis to its shareholders of record, determined as of the close of business on the Closing Date, in exchange for their shares of Target Fund. The NAV of such shares, the value of Target Fund’s assets, and the amount of Target Fund’s liabilities will be determined as of the Closing Date in accordance with Acquiring Fund’s valuation procedures, which are the same as those of Target Fund.

Target Fund may make dispositions of certain portfolio holdings prior to the merger. At this time, Lord Abbett does not expect that the merger will involve significant portfolio repositioning because there is substantial overlap between the Funds. Target Fund may recognize capital gains on any such dispositions, which would be distributable to shareholders, after reduction by any available capital loss carryforwards, as a taxable distribution. As a result, Target Fund’s shareholders might receive more taxable distributions as a result of the merger than they would have received absent the merger. In addition, before the merger, Target Fund will declare and pay a dividend that will have the effect of distributing all of its undistributed investment company income, net tax-exempt income and net realized capital gains to its shareholders, including any such gains resulting from the sale of portfolio securities discussed above.

This summary of the merger is not comprehensive and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of each of which is attached as Exhibit A.

Material Federal Income Tax Consequences of the Merger

The following is a summary of the anticipated material federal income tax consequences of the merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this prospectus/information statement and all of which are subject to change and to differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons who may be subject to special treatment under federal income tax laws. You should consult your tax advisor as to the federal income tax consequences to you of the merger, as well as the effects of state, local, and foreign tax laws.

The merger is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. As a condition to the closing of the merger, Target Fund and Acquiring Fund will receive an opinion from Ropes & Gray LLP to the effect that, although the matter is not free from doubt, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, with respect to each Fund:

i.

The acquisition by Acquiring Fund of all the assets of Target Fund solely in exchange for the issuance of Merger Shares to Target Fund and the assumption of all the liabilities of Target Fund by Acquiring Fund, followed by the distribution by Target Fund, in liquidation of Target Fund, of Merger Shares to Target Fund’s Shareholders in exchange for their shares of Target Fund and the termination of Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

ii.

Under Sections 361 and 357 of the Code, Target Fund will not recognize any gain or loss upon the transfer of all of its assets to Acquiring Fund pursuant to the Agreement in exchange solely for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Merger Shares by Target Fund to its shareholders in liquidation of Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

iii.	Under Section 354 of the Code, Target Fund’s shareholders will not recognize any gain or loss upon the exchange of their shares of Target Fund for Merger Shares;
iv.

Under Section 358 of the Code, the aggregate basis in Merger Shares that Target Fund’s shareholders receive in exchange for their shares of Target Fund will be the same as the aggregate basis of the shares of Target Fund exchanged therefor;

v.

Under Section 1223(1) of the Code, Target Fund shareholder’s holding period for Merger Shares received pursuant to the Agreement will include the shareholder’s holding period for Target Fund shares exchanged therefor, provided that the shareholder held its shares of Target Fund as capital assets on the date of the exchange;

vi.

Under Section 1032 of the Code, Acquiring Fund will not recognize any gain or loss upon the receipt of the assets of Target Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

vii.

Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund will be the same as Target Fund’s tax basis immediately before the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

viii.

Under Section 1223(2) of the Code, the holding period of each asset of Target Fund in the hands of Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by Target Fund; and

ix.	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

In rendering a tax opinion with respect to the merger, Ropes & Gray LLP will rely upon, among other things, reasonable assumptions as well as representations of Acquiring Fund and Target Fund, and such opinion will be subject to certain qualifications and will provide that it is not free from doubt. The tax opinion is not binding on the IRS or a court, and do not preclude the IRS from asserting or adopting a contrary position. Neither the Target Fund nor the Acquiring Fund have requested nor will request an advance ruling from the IRS as to the federal tax consequences of the merger. If the merger was consummated but did not qualify as a tax-free reorganization, the Target Fund’s shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in shares of Target Fund and the fair market value of the shares of Acquiring Fund received.

Target Fund’s portfolio management team may sell a portion of Target Fund’s portfolio securities in connection with the merger. Such transactions, if any, may generate capital gains. Any capital gains recognized in these sales on a net basis will be distributed, after reduction by any available losses, to Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short- term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses). As of its fiscal year ended November 30, 2023, Target Fund had net unrealized capital loss of approximately $588,404 and capital loss carryforwards of $1,064,762.

Shareholders should note that the merger will end the tax year of Target Fund, which will accelerate distributions from Target Fund for its short tax year ending on the date of the merger. In accordance with Target Fund’s policy of distributing its investment company taxable income, net tax-exempt income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Target Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the merger. These distributions will include any capital gains resulting from portfolio turnover before the merger after reduction by any available losses. Consequently, shareholders of Target Fund may receive higher capital gain and ordinary dividend distributions than they would have received absent such portfolio turnover. Such distributions will be taxable to shareholders of Target Fund (except to the extent of any exempt-interest dividends) to the extent the shares are held in a taxable account.

Shareholders of Target Fund may redeem their Target Fund shares at any time before the closing of the merger. Generally, shares so redeemed will be considered taxable transactions. Shareholders should consult with their tax advisors regarding the tax implications of potential transactions.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of a merger. First, “pre-acquisition losses” of either Acquiring Fund or Target Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Acquiring Fund for the taxable year of the merger that is equal to the portion of Acquiring Fund’s taxable year that follows the date of the merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of the Funds may pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

In addition, the Combined Fund resulting from the merger will have tax attributes that reflect a blending of the tax attributes of Acquiring Fund and Target Fund at the time of the merger (including as affected by the rules set forth above). Therefore, the shareholders of Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in Acquiring Fund’s assets, as well as any taxable gains realized by Acquiring Fund but not distributed to its shareholders prior to the merger, when such gains are eventually distributed by Acquiring Fund. As a result, shareholders of Target Fund may receive a greater amount of taxable distributions than they would have had the merger not occurred. Any pre-acquisition losses of Target Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the merger, such that the benefit of those losses, if any, to shareholders of Target Fund may be further reduced relative to what the benefit would have been had the merger not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the merger determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the merger, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the merger. Thus the effect of the rules described above will depend on factors that are currently unknown, such that this effect cannot be calculated precisely before the merger.

The federal income tax consequences described above are made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Classes of Shares

Target Fund and Acquiring Fund each currently offer the following classes of shares: Class A, C, F, F3, I, R2, R3, R4, R5, and R6, each of which invests in the same portfolio, but bears different expenses and receives different levels of dividends.3 The Funds’ share-specific fee structure is the same. If a merger is completed, Target Fund’s shareholders will receive the same class of shares in Acquiring Fund as they currently own in Target Fund.

Purchases, Exchanges, Redemptions, and Valuation of Fund Shares

Procedures for the purchase, exchange, redemption, and valuation of shares of Target Fund and Acquiring Fund are identical. Merger Shares are available through certain authorized dealers at the public offering price, which is the NAV plus any applicable sales charge. In accordance with each Fund’s prospectus, shareholders of Target Fund may exchange their shares for shares of Acquiring Fund or certain other Lord Abbett-sponsored funds at any time before the merger; however, each such exchange will represent a sale of shares for which a shareholder may recognize a taxable gain or loss. In contrast, no gain or loss will be recognized by shareholders of Target Fund upon the exchange of their Target Fund shares for shares of Acquiring Fund received as a result of the merger. More information about procedures for purchases, exchanges, redemptions and valuation of Merger Shares is available in the section titled “Additional Information about the Acquiring Fund” in this prospectus/information statement.

Dividend Policies

Dividend policies of Target Fund and Acquiring Fund are identical. Detailed information about Acquiring Fund’s distribution policies is included in the section titled “Additional Information about the Acquiring Fund” in this prospectus/information statement.

Capitalization

The following table sets forth the capitalization of Target Fund and Acquiring Fund as of November 30, 2023 and the pro forma capitalization of the Combined Fund if the proposed merger had occurred on that date. The following table is for informational purposes only and should not be relied upon to determine the amount of Merger Shares that actually will be received and distributed in the merger. The actual exchange ratio will be determined based on the Funds’ relative NAVs and the number of shares of Target Fund outstanding on or about the date on which the merger is completed (the “Closing Date”).

[3] Class P shares of Acquiring Fund are closed to substantially all new investors.

	Corporate Bond Fund (Target Fund)	Income Fund (Acquiring Fund)	Pro Forma Adjustments(1)	Pro Forma Income Fund (Acquiring Fund) After Reorganization(2)
Class A Net Assets	$3,079,700	$1,004,478,459		$1,007,558,159
Class A Net Asset Value	$8.14	$2.37		$2.37
Class A Shares Outstanding	378,263	424,382,520	922,881	425,683,664
Class C Net Assets	$381,360	$41,940,997		$42,322,357
Class C Net Asset Value	$8.14	$2.38		$2.38
Class C Shares Outstanding	46,827	17,646,842	113,632	17,807,301
Class F Net Assets	$1,449,532	$55,508,909		$56,958,441
Class F Net Asset Value	$8.16	$2.36		$2.36
Class F Shares Outstanding	177,658	23,479,788	435,481	24,092,927
Class F3 Net Assets	$1,348,866	$1,184,461,381		$1,185,810,247
Class F3 Net Asset Value	$8.14	$2.37		$2.37
Class F3 Shares Outstanding	165,638	500,459,409	404,286	501,029,333
Class I Net Assets	$529,866	$1,221,977,080		$1,222,506,946
Class I Net Asset Value	$8.14	$2.37		$2.37
Class I Shares Outstanding	65,102	515,948,711	158,620	516,172,433
Class R2 Net Assets	$22,662	$814,809		$837,471
Class R2 Net Asset Value	$8.14	$2.38		$2.38
Class R2 Shares Outstanding	2,783	341,769	6,722	351,275
Class R3 Net Assets	$98,476	$49,343,653		$49,442,129
Class R3 Net Asset Value	$8.14	$2.37		$2.37
Class R3 Shares Outstanding	12,097	20,781,453	29,377	20,822,927
Class R4 Net Assets	$22,903	$5,895,402		$5,918,305
Class R4 Net Asset Value	$8.14	$2.37		$2.37
Class R4 Shares Outstanding	2,812	2,488,522	6,856	2,498,190
Class R5 Net Assets	$23,081	$1,938,996		$1,962,077
Class R5 Net Asset Value	$8.14	$2.37		$2.37
Class R5 Shares Outstanding	2,834	819,111	6,916	828,861
Class R6 Net Assets	$1,605,790	$49,944,011		$51,549,801
Class R6 Net Asset Value	$8.14	$2.37		$2.37
Class R6 Shares Outstanding	197,199	21,098,250	481,148	21,776,597
Total Net Assets	$8,562,236	$3,616,303,697		$3,624,865,933
Total Shares Outstanding	1,051,213	1,527,446,375	2,565,919	1,531,063,507

(1)	Adjustment reflects additional shares issued in connection with the Reorganization.

(2)	Shares may not foot due to rounding of fractional shares.

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional information about the Funds (including their respective financial statements) is available in the Funds’ prospectus, the Funds’ SAI, the Funds’ semi-annual and annual reports, and in the section of this document titled “Additional Information about the Acquiring Fund.”

FINANCIAL HIGHLIGHTS

These tables describe Acquiring Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in Acquiring Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights as of November 30, 2023 have been audited by Deloitte & Touche LLP (“Deloitte”), Acquiring Fund’s independent registered public accounting firm, in conjunction with their annual audit of Acquiring Fund’s financial statements. Acquiring Fund’s financial statements and the report of the independent registered public accounting firm appear in Acquiring Fund’s 2023 Annual Report to shareholders for the fiscal year ended November 30, 2023. Certain information reflects financial results for a single Acquiring Fund share. Target Fund’s financial highlights, which have been audited by Deloitte, Target Fund’s independent registered public accounting firm, are included in Target Fund’s 2023 Annual Report to shareholders for the fiscal year ended November 30, 2023. Each Fund’s audited financial statements for the fiscal year ended November 30, 2023 are incorporated by reference from the Funds’ Annual Report dated November 30, 2023.

Financial Highlights
INCOME FUND

FINANCIAL HIGHLIGHTS FOR THE YEAR ENDED NOVEMBER 30, 2023

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment Operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2023	$2.40	$0.11	$(0.02)	$0.09	$(0.12)	$–	$(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.90	0.09	0.13	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
Class C
11/30/2023	2.41	0.10	(0.03)	0.07	(0.10)	–	(0.10)
11/30/2022	3.00	0.07	(0.53)	(0.46)	(0.08)	(0.05)	(0.13)
11/30/2021	3.02	0.06	(0.01)	0.05	(0.07)	–	(0.07)
11/30/2020	2.92	0.07	0.12	0.19	(0.09)	–	(0.09)
11/30/2019	2.69	0.08	0.25	0.33	(0.10)	–	(0.10)
Class F
11/30/2023	2.40	0.11	(0.03)	0.08	(0.12)	–	(0.12)
11/30/2022	2.99	0.08	(0.52)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.91	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
Class F3
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)
Class I
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
Class R2
11/30/2023	2.42	0.10	(0.03)	0.07	(0.11)	–	(0.11)
11/30/2022	3.01	0.08	(0.53)	(0.45)	(0.09)	(0.05)	(0.14)
11/30/2021	3.03	0.06	–	0.06	(0.08)	–	(0.08)
11/30/2020	2.93	0.08	0.11	0.19	(0.09)	–	(0.09)
11/30/2019	2.70	0.09	0.24	0.33	(0.10)	–	(0.10)

INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

	Net asset value, end of period	Total return (%)(b)	Ratios to Average Net Assets:			Supplemental Data:
			Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2023	$2.37	3.75	0.73	0.73	4.64	$1,004,478	108
11/30/2022	2.40	(15.22)	0.74	0.75	3.29	967,719	158
11/30/2021	2.99	2.38	0.73	0.73	2.53	1,275,012	112
11/30/2020	3.01	7.65	0.76	0.76	3.11	1,229,762	112
11/30/2019	2.90	13.02	0.77	0.77	3.53	1,054,889	108
Class C
11/30/2023	2.38	3.13	1.34	1.34	4.01	41,941	108
11/30/2022	2.41	(15.68)	1.37	1.37	2.61	45,245	158
11/30/2021	3.00	1.74	1.36	1.36	1.90	81,240	112
11/30/2020	3.02	6.60	1.38	1.38	2.53	107,888	112
11/30/2019	2.92	12.26	1.38	1.38	2.93	162,000	108
Class F
11/30/2023	2.36	3.42	0.63	0.63	4.64	55,509	108
11/30/2022	2.40	(15.14)	0.64	0.64	3.08	111,920	158
11/30/2021	2.99	2.48	0.63	0.63	2.62	570,553	112
11/30/2020	3.01	7.38	0.66	0.66	3.20	570,685	112
11/30/2019	2.91	13.09	0.67	0.67	3.61	591,492	108
Class F3
11/30/2023	2.37	4.03	0.45	0.45	4.94	1,184,461	108
11/30/2022	2.40	(14.98)	0.46	0.46	3.59	849,235	158
11/30/2021	2.99	2.66	0.45	0.45	2.79	985,589	112
11/30/2020	3.01	7.95	0.47	0.47	3.38	722,882	112
11/30/2019	2.90	13.33	0.49	0.49	3.79	586,822	108
Class I
11/30/2023	2.37	3.96	0.52	0.52	4.93	1,221,977	108
11/30/2022	2.40	(15.05)	0.54	0.55	3.72	429,047	158
11/30/2021	2.99	2.58	0.53	0.53	2.73	135,925	112
11/30/2020	3.01	7.49	0.56	0.56	3.33	155,970	112
11/30/2019	2.91	13.63	0.57	0.57	3.73	184,515	108
Class R2
11/30/2023	2.38	2.92	1.13	1.13	4.18	815	108
11/30/2022	2.42	(15.43)	1.14	1.15	2.90	1,107	158
11/30/2021	3.01	1.98	1.13	1.13	2.14	1,350	112
11/30/2020	3.03	6.83	1.16	1.16	2.73	1,730	112
11/30/2019	2.93	12.47	1.17	1.17	3.17	1,285	108

INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment Operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2023	$2.41	$0.10	$(0.03)	$0.07	$(0.11)	$–	$(0.11)
11/30/2022	3.00	0.08	(0.53)	(0.45)	(0.09)	(0.05)	(0.14)
11/30/2021	3.02	0.07	(0.01)	0.06	(0.08)	–	(0.08)
11/30/2020	2.91	0.08	0.13	0.21	(0.10)	–	(0.10)
11/30/2019	2.68	0.09	0.24	0.33	(0.10)	–	(0.10)
Class R4
11/30/2023	2.40	0.11	(0.02)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.90	0.09	0.12	0.21	(0.10)	–	(0.10)
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
Class R5
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	–	(0.11)
11/30/2019	2.68	0.11	0.24	0.35	(0.12)	–	(0.12)
Class R6
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

INCOME FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)

	Net asset value, end of period	Total return (%)(b)	Ratios to Average Net Assets:			Supplemental Data:
			Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2023	$2.37	3.02	1.03	1.03	4.34	$49,344	108
11/30/2022	2.41	(15.41)	1.04	1.05	3.00	47,036	158
11/30/2021	3.00	2.08	1.03	1.03	2.23	56,410	112
11/30/2020	3.02	7.32	1.06	1.06	2.83	53,114	112
11/30/2019	2.91	12.65	1.07	1.07	3.24	55,317	108
Class R4
11/30/2023	2.37	3.70	0.78	0.78	4.59	5,895	108
11/30/2022	2.40	(15.26)	0.79	0.80	3.38	5,992	158
11/30/2021	2.99	2.33	0.78	0.78	2.50	4,501	112
11/30/2020	3.01	7.60	0.81	0.81	3.07	9,205	112
11/30/2019	2.90	12.97	0.82	0.82	3.46	9,218	108
Class R5
11/30/2023	2.37	3.96	0.53	0.53	4.85	1,939	108
11/30/2022	2.40	(15.05)	0.54	0.55	3.31	1,559	158
11/30/2021	2.99	2.59	0.53	0.53	2.73	6,309	112
11/30/2020	3.01	7.50	0.56	0.56	3.32	6,548	112
11/30/2019	2.91	13.21	0.57	0.57	3.73	6,099	108
Class R6
11/30/2023	2.37	4.04	0.46	0.46	4.92	49,944	108
11/30/2022	2.40	(14.98)	0.46	0.46	3.59	42,966	158
11/30/2021	2.99	2.67	0.45	0.45	2.81	60,434	112
11/30/2020	3.01	7.95	0.48	0.48	3.40	55,981	112
11/30/2019	2.90	13.34	0.49	0.49	3.81	52,133	108

III. Additional Information about the Acquiring Fund

Throughout this section, references to “the Fund” refer to the Acquiring Fund.

Management and Organization of the Fund

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Funds.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $188.2 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of November 30, 2023.

Portfolio Managers. The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Funds.

Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Yoana N. Koleva, Partner and Portfolio Manager, and Eric P. Kang, Partner and Portfolio Manager. Messrs. Lee, Yuoh, Rocco, Kang, and Ms. Koleva joined Lord Abbett in 1997, 2010, 2004, 2015, and 2011, respectively. Messrs. O’Brien, Lee, Yuoh, Rocco, Kang, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Information for Managing Your Acquiring Fund Account

The following discussion describes policies and procedures relating to the purchase, exchange, and redemption of shares of Acquiring Fund and other policies and procedures applicable to Acquiring Fund, which will be the same for the Combined Fund following the merger.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

•	the amount you plan to invest;
•	the length of time you expect to hold your investment;
•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;
•	whether you qualify for any reduction or waiver of sales charges;
•	whether you plan to take any distributions in the near future;
•	the availability of the share class;
•	the services that will be available to you; and
•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class–Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends.

Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds- of-Funds)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	Up to 1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Automatic Conversion	Automatic conversion into Class A shares the month following the eighth anniversary of purchase(4)

Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

Class F3 Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(6)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Automatic Conversion	None

Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Automatic Conversion	None

Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Automatic Conversion	None

Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds

Class R4 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds

Class R5 and R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 or R6 shares, as applicable, of most Lord Abbett Funds

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month in which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least eight years.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(6)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments

Class	A and C(1)	F, F3, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	Initial: $1,500 Additional: No minimum	N/A	See below

Invest-A-Matic Accounts(2)	Initial: $250 Additional: $50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor, the Fund’s principal underwriter.

Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•	Investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor.
•	Financial institutions, on behalf of individual investors, that have an agreement to offer Class I shares across their investment platforms.
•	Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment.
•

Participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares.

Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);
2.	shares held for one year or more (Class A and C); and
3.	shares held before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1.00% normally will be collected.

Class C Share CDSC. The 1.00% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, A1, C, F, F3, I and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, F3, I, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/ or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, A1, C, F, F3, I, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes. Class A and A1 shares valued at up to 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account; or a trust established by the individual as grantor. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $500,000 or more (may be subject to a CDSC);
•

purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;
•	purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett

Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;
•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

•

purchases by employees of eligible institutions under Section 403(b)(7) of the Code maintaining individual custodial accounts held by a broker-dealer that has entered into or is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;
•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;
•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;
•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, C

Eligible mandatory distributions under the Code	A, C

Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	A, C

Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, C

Redemptions under Div-Move	C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or
•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services. The reinvestment privilege only applies to your Fund’s shares if you previously paid a front-end sales charge in connection with your purchase of such shares.

Financial Intermediary Compensation

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

Class

Fee(1)	A(2)	C(2)(3)	F(4)	F3	I	P	R2	R3	R4	R5	R6

Service	0.15%	0.25%	–	–	–	0.25%	0.25%	0.25%	0.25%	–	–

Distribution	–	0.50%	–	–	–	0.20%	0.35%	0.25%	–	–	–

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C share 12b-1 rate of 1.00%. The 12b-1 fee that each Fund other than the Funds-of-Funds will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges–Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

•	purchases of $500,000 or more;
•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or
•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class C and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge**	Dealer’s Concession

$500,000 to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1.00% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, I, P, R2, R3, R4, R5, and R6 Shares. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;
•	providing client account statements; and
•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

Purchases

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Regular Mail:	Overnight Mail:
Lord Abbett Funds Service Center P.O. Box 534489 Pittsburgh, PA 15253-4489	Lord Abbett Funds Service Center Attention: 534489 500 Ross Street 154-0520 Pittsburgh, PA 15262

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.
•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: BNY Mellon, NA, routing number: 011001234, bank account number: 030600, FBO: BNY Mellon Investment Servicing (US) Inc. as Agent FBO Lord Abbett Consolidated, Ref: your account name, the complete name of the Fund and the class of shares you wish to purchase and your Lord Abbett account number.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

Exchanges

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (except for Lord Abbett Credit Opportunities Fund, Lord Abbett Floating Rate High Income Fund, and Lord Abbett Special Situations Income Fund), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.
•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., exchanged for) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Redemptions

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.
•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the New York Stock Exchange (“NYSE”) is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record. The Fund generally will require that you provide a Medallion Signature Guarantee executed by an eligible issuer participating in the Securities Transfer Agents Medallion Program 2000 (STAMP2000) in the circumstances described below. You can obtain one from most banks or securities dealers. Please note that a notarized signature or signature guarantees from financial institutions that are not participating in STAMP2000 will not be accepted. A Medallion Signature Guarantee is designed to protect you from fraud.

•

You request that redemption proceeds be made payable and disbursed to a bank account that does not have one of the account owners in the account registration unless you previously provided a Medallion Signature Guarantee for that bank account;

•	The request is signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);
•	You request a redemption check be mailed to an address not currently on file or you had an address change within the last 30 days;
•

You request redemption proceeds to be payable to a bank account that is not currently on file or to a bank account of record that was added or changed within 30 days for any purpose, including purchases, redemptions, ACH transfers, or wire transfers

•	The redemption proceeds total more than $100,000; or
•	The Fund or its service providers identify patterns that raise concern about fraud or other activity that may be harmful to you.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable),

(ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

Account Services and Policies

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic(1),(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

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Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. online. The Fund and its affiliates (including Lord Abbett and other funds for which Lord Abbett serves as investment adviser), directors/trustees, and officers will not be liable for any loss, liability, cost, or expense due to unauthorized or fraudulent instructions, provided reasonable procedures were employed to confirm that the instructions received were genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

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No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy materials, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by third-party pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett, as the Fund’s “valuation designee”, subject to oversight by the Board, and in accordance with the Fund’s valuation procedures, pursuant to Rule 2a-5 under the 1940 Act. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. Lord Abbett may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. Lord Abbett determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you—when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•	Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 888-522-2388 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.
•

Call one of our customer service representatives at 888-522-2388 Monday through Friday from 8:00 am to 5:30 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.
•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.
•

Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

Distributions and Taxes

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. The Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax or that invest through tax-advantaged arrangements, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by the Fund (or underlying funds in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If the Fund (and underlying fund, if applicable) meets certain requirements relating to its asset holdings, and the Fund (and underlying fund, if applicable) elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, even if the Fund qualifies to make such election for any year, it may determine not to do so.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or the Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account–Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
•

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
•

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

RAYMOND JAMES

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD JONES

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Lord Abbett Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Lord Abbett Family of Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

o	The redemption and repurchase occur in the same account.
o

The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•

Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
o	A fee-based account held on an Edward Jones platform
o	A 529 account held on an Edward Jones platform
o	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge

(“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.
•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•	Shares acquired through a right of reinstatement.
•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.

•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

D.A. DAVIDSON

Effective 05/01/2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

•	Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•	Breakpoints as described in this prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

OPCO

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BAIRD

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•	Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•

Shares purchase from the proceeds of redemptions from another Lord Abbett Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•

A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Lord Abbett Fund assets held by accounts within the purchaser’s household at Baird. Eligible Lord Abbett Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Lord Abbett Funds through Baird, over a 13-month period of time

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•

Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

•

Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•	A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•

Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

IV. Other Information

Share Ownership

Principal Shareholders of Target Fund and Acquiring Fund

Shareholders beneficially owning 25% or more of outstanding shares may be in control of a Fund. As of January 31, 2024, to the best of our knowledge, the following record holders held 25% or more of each Fund’s outstanding shares:

Name and Address	Fund Name	Percent of Class

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Income Fund (Acquiring Fund)	45.79%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Corporate Bond Fund (Target Fund)	32.78%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	Corporate Bond Fund (Target Fund)	30.62%

Target Fund. As of January 31, 2024, Corporate Bond Fund’s officers and Trustees, as a group, owned less than 1% of each class of Target Fund’s outstanding shares.

To the knowledge of the Board, as of January 31, 2024, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owns beneficially or of record more than 5% of the outstanding shares of Target Fund:

Name and Address	Class	Percent of Class of Target Fund (as of 1/31/2024)	Estimate of Ownership % in Acquiring Fund Post-Merger

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	CLASS A	20.16%	0.06%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS A	31.14%	0.10%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	CLASS A	19.21%	0.06%

Name and Address	Class	Percent of Class of Target Fund (as of 1/31/2024)	Estimate of Ownership % in Acquiring Fund Post-Merger

CETERA INVESTMENT SVCS (FBO) JUDITH W NUNN 125 56TH AVE S APT 506 ST PETERSBURG FL 33705	CLASS A	5.28%	0.02%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS C	57.09%	0.63%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	CLASS C	5.77%	0.06%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	CLASS C	22.14%	0.24%

JON RANDALL CHARLES & SUSAN JANE CHARLES JTWROS 331 SAINT KILIAN PKWY HARTFORD WI 53027-2746	CLASS C	7.04%	0.08%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS F	96.73%	2.91%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS F3	100.00%	0.11%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS I	34.00%	0.01%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	CLASS I	39.51%	0.02%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	CLASS I	26.48%	0.01%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS R2	100.00%	3.58%

Name and Address	Class	Percent of Class of Target Fund (as of 1/31/2024)	Estimate of Ownership % in Acquiring Fund Post-Merger

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS R3	22.73%	0.05%

ASCENSUS TRUST COMPANY FBO ROLL-OFFS OF AMERICA, INC. 401(K) P 747858 P.O. BOX 10758 FARGO, ND 58106	CLASS R3	31.46%	0.06%

MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. ELK GROVE TOWNSHIP CCSD#59 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	CLASS R3	21.06%	0.04%

MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. EVERGREEN PARK COMM HSD #231 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	CLASS R3	12.82%	0.03%

MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC RIVER TRAILS SD #26 (IL) 457 717 17TH ST STE 1300 DENVER CO 80202-3304	CLASS R3	6.00%	0.01%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS R4	100.00%	0.40%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS R5	99.99%	1.13%

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS R6	82.06%	2.67%

EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	CLASS R6	17.30%	0.56%

Acquiring Fund. As of the January 31, 2024, Acquiring Fund’s officers and Trustees, as a group, owned less than 1% of each class of Acquiring Fund’s outstanding shares.

To the knowledge of the Board, as of January 31, 2024, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the 1934

Act) owns beneficially or of record more than 5% of the outstanding shares of Acquiring Fund:

Name and Address	Class	Percent of Class of Acquiring Fund (as of 1/31/2024)	Estimate of Ownership % in Acquiring Fund Post-Merger

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	CLASS A	55.73%	55.73%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	CLASS A	6.15%	6.15%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	CLASS A	5.24%	5.24%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	CLASS C	5.21%	5.19%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS C	11.03%	10.98%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	CLASS C	13.55%	13.49%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	CLASS C	7.35%	7.32%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	CLASS C	15.19%	15.12%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	CLASS C	5.51%	5.49%

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	CLASS C	8.62%	8.59%

Name and Address	Class	Percent of Class of Acquiring Fund (as of 1/31/2024)	Estimate of Ownership % in Acquiring Fund Post-Merger

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	CLASS C	6.23%	6.20%

JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	CLASS C	5.80%	5.78%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	CLASS C	8.95%	8.91%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS F	6.27%	6.30%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	CLASS F	13.31%	13.36%

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	CLASS F	23.29%	23.39%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	CLASS F	41.17%	41.34%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	CLASS F3	99.04%	99.04%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	CLASS I	5.89%	5.89%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	CLASS I	6.67%	6.67%

Name and Address	Class	Percent of Class of Acquiring Fund (as of 1/31/2024)	Estimate of Ownership % in Acquiring Fund Post-Merger

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	CLASS I	5.29%	5.29%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	CLASS I	8.06%	8.06%

LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS I	5.76%	5.76%

LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITIES FUND 90 HUDSON ST JERSEY CITY NJ 07302-3900	CLASS I	12.86%	12.86%

LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	CLASS I	7.14%	7.14%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	CLASS I	6.62%	6.62%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	CLASS I	7.80%	7.80%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	CLASS I	21.12%	21.12%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	CLASS R2	5.02%	4.98%

ASCENSUS TRUST COMPANY FBO RIGGINS CO., L.C. 401(K) PROFIT SHA 747857 P.O. BOX 10758 FARGO, ND 58106	CLASS R2	71.28%	70.70%

Name and Address	Class	Percent of Class of Acquiring Fund (as of 1/31/2024)	Estimate of Ownership % in Acquiring Fund Post-Merger

CONTENTO ESAJIAN KIEREJCZYK & LONG C/O FASCORE LLC AD ART INC 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	CLASS R2	7.64%	7.57%

SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	CLASS R3	52.51%	52.51%

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	CLASS R3	11.99%	11.99%

PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 007 PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST HARTFORD CT 06103-3509	CLASS R3	13.88%	13.88%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	CLASS R4	75.45%	75.45%

FIIOC FBO C.E. TOLAND & SON PROFIT SHARING 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	CLASS R4	6.61%	6.61%

FIIOC FBO AQUESTIVE THERAPEUTICS 401(K) PL 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	CLASS R5	7.43%	7.43%

FIIOC FBO THE ELIM PARK BAPIST HOME INC 401(K) PLAN 100 MAGELLAN WAY KWIC COVINGTON KY 41015-1987	CLASS R5	5.77%	5.77%

FIIOC FBO BRANDENBURG INDUSTRIAL SERVICES CO PROFIT SHARING & 401(K) PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	CLASS R5	50.22%	50.22%

Name and Address	Class	Percent of Class of Acquiring Fund (as of 1/31/2024)	Estimate of Ownership % in Acquiring Fund Post-Merger

NATIONWIDE TRUST COMPANY, FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OHIO 43218-2029	CLASS R5	15.97%	15.97%

CAPITAL BANK & TRUST CO FBO TECHSOURCE INC 401K PSP C/O FASCORE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	CLASS R5	6.94%	6.94%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	CLASS R6	42.77%	42.77%

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH STREET DES MOINES, IA 50392	CLASS R6	5.83%	5.83%

ASCENSUS TRUST CO FBO EDCO DEFFD COMP PLAN 20 273 PO BOX 10758 FARGO ND 58106-0758	CLASS R6	19.32%	19.32%

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the 9th day of February, 2024, by and among Lord Abbett Income Fund (the “Acquiring Fund”) and Lord Abbett Corporate Bond Fund (the “Target Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”). Each Fund is a series of Lord Abbett Investment Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973.

Pursuant to this Agreement, (1) the Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class C, Class F, Class F3, Class I, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) the Target Fund will distribute, on or promptly after the Closing Date as provided herein, the corresponding class of Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The transactions described in clause (1) and (2) of the immediately preceding sentence (collectively, the “Reorganization”) are together intended to qualify as a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. After the Reorganization is completed, any contingent deferred sales charge (as described in the Registration Statement (as defined below)) assessed on the redemption of Acquiring Fund Shares will be calculated from the applicable date of original purchase of Target Fund shares.

WHEREAS, the Trust is a registered investment company classified as a management company of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Target Fund shareholders, respectively, and is not dilutive of the interests of those shareholders; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will assign, transfer, deliver and convey all of its assets as set forth in Paragraph 1.2 (the “Target Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for Taxes not yet due and payable and contractual restrictions on the transfer of the Target Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund attributable to the corresponding class of the Target Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2.  (a) The Target Assets shall consist of all of the Target Fund’s assets and property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of all books and records of the Target Fund, and all other assets of the Target Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Target Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Target Fund.

 (b) The Target Fund has provided the Acquiring Fund with a list of all of the Target Fund’s Target Assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Target Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Target Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Target Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4. On or as soon after the Closing Date as is reasonably practicable (the “Liquidation Date”), the Trust shall liquidate the Target Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Target Fund (the “Target Fund Shares”) held by such Target Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Trust shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Target Fund that is due on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined below), or other documents with the Commission, any state securities commissions, and any federal, state, or local tax authorities or any other relevant regulatory authority, shall be the responsibility of the Target Fund. For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

2.  VALUATION

2.1. The NAV of each class of the Acquiring Fund Shares and the NAV of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). Lord, Abbett & Co. LLC (the “Adviser”) shall, for each class of Acquiring Fund Shares, compute the NAV per Acquiring Fund Share for such class in the manner set forth in the Trust’s Declaration and Agreement of Trust (the “Trust’s Declaration of Trust”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Adviser shall, for each class of Target Fund Shares, compute the NAV per share of the Target Fund for such class in the manner set forth in the Trust’s Declaration of

Trust or By-Laws, and the Target Fund’s then-current prospectus and statement of additional information. The Adviser shall confirm to the Acquiring Fund the NAV of the Target Fund.

2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Assets and the assumption of the Assumed Liabilities shall be determined by the Adviser by dividing the NAV attributable to each class of shares of the Target Fund, as determined in accordance with Paragraph 2.1, by the NAV per share of each corresponding class of Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3. The Acquiring Fund and the Target Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be March 22, 2024, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the principal offices of the Acquiring Fund, 90 Hudson Street, Jersey City, NJ 07302-3973, or at such other place as the parties may agree.

3.2. Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Target Fund Custodian”) as record holder for the Target Fund shall be presented by the Target Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with customary settlement practices or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Acquiring Fund Custodian in accordance with applicable law and accompanied by all necessary federal, state, non-U.S. or other stock transfer stamps or provision has been made for the appropriate purchase price thereof. Any cash shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Target Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3. The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Target Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes, including all applicable federal, state, non-U.S. or other stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Target Assets.

3.4. If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. The Target Fund shall deliver, or cause its transfer agent to deliver, to the Acquiring Fund, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Target Fund and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Target Fund’s records by such officers or one of the Target Fund’s service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as set forth on a disclosure schedule previously provided by the Target Fund to the Acquiring Fund, the Target Fund represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Target Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Target Fund to which the Trust is a party or by which the Target Fund or any of its assets is bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Fund’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets. The Target Fund knows of no facts that might form the basis for the institution of such proceedings. The Target Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(e) The Target Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Target Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2023 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities (as defined below) will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the year then ended. Except for the Assumed Liabilities, the Target Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Target Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g) Since the fiscal year ended November 30, 2023, except as specifically disclosed in the Target Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its annual report for the fiscal year ended November 30, 2023, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund’s portfolio or a decline in net assets of the Target Fund as a result of redemptions shall not constitute a material adverse change;

(h)(1) For each taxable year of its operation since its inception, the Target Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Target Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Target Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Target Fund has not been informed by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any Tax Return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Target Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Target Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Target Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

(6) The Target Fund has not been notified that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Target Fund’s knowledge, no such deficiency has been proposed or threatened;

(7) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Target Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Target Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Target Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Target Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Target Fund. The Target Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Target Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Target Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Target Fund tax representation certificate to be delivered to Acquiring Fund and Ropes & Gray LLP pursuant to Paragraph 7.4 (the “Target Fund Tax Representation Certificate”), and such Target Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Target Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

(13) The Tax bases of the assets of the Target Fund are accurately reflected on the Target Fund’s Tax books and records, and such books and records (or a copy thereof) have been provided to Acquiring Fund.

(i) All issued and outstanding Target Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(j) At the Closing Date, the Target Fund will have good and marketable title to the Target Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Target Assets to the Acquiring Fund, and, upon delivery and payment for the Target Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Target Fund has the power and authority to enter into and perform its obligations under this Agreement.

(l) The execution, delivery, and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Target Fund’s Board of Trustees, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information furnished (or to be furnished) by the Target Fund or the Adviser to the Acquiring Fund for use in applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n) The information included in the prospectus and statement of additional information forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as

amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(o) Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Target Fund of the transactions contemplated by this Agreement;

(p) All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(q) The prospectuses and statements of additional information of the Target Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(r) The Target Fund currently complies in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Target Fund. All advertising and sales material used by the Target Fund complies in all material respects with, and during the twelve (12) months prior to the date of this Agreement was in compliance in all material respects with, the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(s) Neither the Target Fund nor, to the Target Fund’s knowledge, any “affiliated person” of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Target Fund’s knowledge, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(t) The Target Fund will review its assets and prior to the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies.

4.2. Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Target Fund, the Acquiring Fund represents, warrants, and covenants to the Target Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Trust. The Trust is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring

Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e) The Registration Statement, and any amendments (including post-effective amendments) or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. The Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Trust is a party or by which the Acquiring Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2023 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Acquiring Fund, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i) Since the fiscal year ended November 30, 2023, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, or its annual report for the fiscal year ended November 30, 2023, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)(1) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquiring Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

 (2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

 (3) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

 (4) All Tax Returns filed by the Acquiring Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

 (5) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

 (6) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Acquiring Fund’s knowledge, no such deficiency has been proposed or threatened;

 (7) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

 (8) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

 (9) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

 (10) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered to the Target Fund and Ropes & Gray LLP pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”), and such Acquiring Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

 (11) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

 (12) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records.

(k) The Acquiring Fund is, and as of the Closing Date will be, authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, without par value. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Fund’s Board of Trustees, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund or the Adviser to the Target Fund for use in applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o) No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p) The Acquiring Fund currently complies in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading; and

(q) Neither the Acquiring Fund nor, to the Acquiring Fund’s knowledge, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Acquiring Fund’s knowledge, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act.

5.  COVENANTS OF THE FUNDS

5.1. The Target Fund will operate the Target Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2. The Acquiring Fund will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.3. The Target Fund will mail to each of its shareholders of record a copy of the Prospectus/Information Statement promptly after it is finalized and becomes effective with the Commission.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

5.7. The Target Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Target Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Target Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Target Fund.

5.8. Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Target Fund, the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9. From and after the date of this Agreement and until the Closing Date, each Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

5.10. From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11. Each Fund shall prepare, or cause to be prepared, all of its Tax Returns due on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1. All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate of the Acquiring Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 6 have been met, and as to such other matters as the Target Fund shall reasonably request;

6.3. The Acquiring Fund shall have delivered to the Target Fund and Ropes & Gray LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Target Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Acquiring Fund; and

6.4. The Board of Trustees of the Acquiring Fund shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1. All representations and warranties by the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Target Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Target Fund’s Treasurer or Assistant Treasurer;

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Target Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4. The Target Fund shall have delivered to the Acquiring Fund and Ropes & Gray LLP a Target Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Target Fund;

7.5. The Board of Trustees of the Target Fund shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

7.6 Prior to the Closing, the Target Fund shall have declared a dividend or dividends qualifying for the deduction for dividends paid under Section 561 of the Code, that, together with all previous distributions qualifying for the dividends paid deduction, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to any deduction for dividends paid under Section 852(b)(2)(D) of the Code), (b) all of the excess of (i) its income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, in each case, for its taxable year ending on the Closing Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Board of Trustees of the Trust in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Board of Trustees shall have been delivered by the Target Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4. The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5. The parties shall have received an opinion of Ropes & Gray LLP, satisfactory to each of the Target Fund and the Acquiring Fund and subject to certain factual representations made by officers of the Target Fund and the Acquiring Fund and customary assumptions and qualifications, substantially to the effect that, although not free from doubt, for federal income tax purposes (i) the acquisition by the Acquiring Fund of the Target Assets solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Target Fund, in liquidation of the Target Fund, of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares and the termination of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, (ii) under Sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss upon the transfer of the Target Assets to the Acquiring Fund pursuant to this Agreement in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation of the Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code; (iii) under Section 354 of the Code, Target Fund Shareholders will not recognize any gain or loss upon the exchange of their Target Fund Shares for the Acquiring Fund Shares; (iv) under Section 358 of the Code, the aggregate basis in the Acquiring Fund Shares that the Target Fund Shareholders receive in exchange for their Target Fund Shares will be the same as the aggregate basis of the Target Fund Shares exchanged therefor; (v) under Section 1223(1) of the Code, a Target Fund Shareholder’s holding period for Acquiring Fund Shares received pursuant to the Agreement will include the shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as capital assets on the date of the exchange; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss upon the receipt of the Target Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities; (vii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the Target Assets will be the same as the Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) under Section 1223(2) of the Code, the holding period of each Target Asset in the hands of the Acquiring Fund, other than certain Target Assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Target Asset was held or treated for U.S. federal income tax purposes as held by the Target Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Such opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. Neither party may waive the condition set forth in Paragraph 8.5.

9.  BROKERAGE FEES AND EXPENSES

9.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Target Fund shall bear and pay the expenses and costs solely and directly related to the Reorganization and the transactions contemplated thereby (including, but not limited to the preparation of the Registration Statement), provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by that Fund.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. Each Fund agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of each Fund. In addition, either party may at its option terminate this Agreement at or before the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or before the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met;

(c) by resolution of the Acquiring Fund’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders; or

(d) by resolution of the Target Fund’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund’s shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or before December 31, 2024, or such other date as the parties may mutually agree upon in writing.

11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Target Fund, or the Board of Trustees or officers of each of the Trust, Acquiring Fund, and the Target Fund.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each of the Acquiring Fund and the Target Fund.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of each of the Acquiring Fund and the Target Fund shall not be binding upon any of either Fund’s Trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Target Fund, as the case may be, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of each of the Acquiring Fund and the Target Fund and this Agreement has been executed by authorized officers of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Trustees nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Trust’s Declaration of Trust.

14.6. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquiring Fund shall be those of the Acquiring Fund only and shall not otherwise be obligations or liabilities of the Trust generally or any other series thereof.

14.6. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Target Fund shall be those of the Target Fund only and shall not otherwise be obligations or liabilities of the Trust generally or any other series thereof.

14.7. To the fullest extent permitted by law, this Agreement shall be deemed a part of the governing instrument (within the meaning of the Delaware Statutory Trust Act) of the Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Attest:		LORD ABBETT INVESTMENT TRUST, on behalf of its series, Lord Abbett Income Fund
By:	/s/Victoria Zozulya	By:	/s/Randolph A. Stuzin
Name:	Victoria Zozulya	Name:	Randolph A. Stuzin
Title:	Vice President and Assistant Secretary	Title:	Vice President and Assistant Secretary

Attest:		LORD ABBETT INVESTMENT TRUST, on behalf of its series, Lord Abbett Corporate Bond Fund
By:	/s/Victoria Zozulya	By:	/s/Randolph A. Stuzin
Name:	Victoria Zozulya	Name:	Randolph A. Stuzin
Title:	Vice President and Assistant Secretary	Title:	Vice President and Assistant Secretary

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 12, 2024

Lord Abbett Corporate Bond Fund

(a series of Lord Abbett Investment Trust)

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

Lord Abbett Income Fund

(a series of Lord Abbett Investment Trust)

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

This Statement of Additional Information (“SAI”) relates specifically to the proposed transfer of the assets of Lord Corporate Bond Fund (“Target Fund”) to Lord Abbett Income Fund (“Acquiring Fund”), each a series of Lord Abbett Investment Trust, in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Target Fund. This SAI consists of this cover page and the following documents, each of which accompanies this SAI and is incorporated herein by reference:

1.	The Statement of Additional Information of each of Target Fund and Acquiring Fund dated April 1, 2023, as supplemented and amended to date (File No. 811-07988; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession 0000930413-23-001121);

2.	The report of the Independent Registered Public Accounting Firm and the audited financial statements, including the financial highlights, appearing in the Target Fund’s and the Acquiring Fund’s annual report to shareholders for the year ended November 30, 2023 (File No. 811-07988; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession 0000930413-24-000456); and

This SAI is not a prospectus. A prospectus/information statement dated February 12, 2024 relating to these matters may be obtained without charge via Lord Abbett’s website at www.lordabbett.com or by calling or writing to the Funds at the telephone number or address set forth above. This SAI should be read in conjunction with such prospectus/information statement.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquiring Fund and Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Information about each Merger” in the Proxy Statement/Prospectus. The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund. Upon the closing of the merger, the Acquiring Fund will be the accounting and performance survivor.

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 16. Exhibits

(1)	Articles of Incorporation.

i.	Declaration and Agreement of Trust, as amended. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendment Nos. 14, 28, 32, 35, 36, and 37 to the Registrant’s Registration Statement on Form N-1A filed on April 14, 1998, August 1, 2000, March 29, 2002, June 26, 2003, March 31, 2004, and August 19, 2004, respectively.

ii.	Amendment to Declaration and Agreement of Trust dated November 16, 1994. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

iii.	Amendment to Declaration and Agreement of Trust dated December 14, 1995. Incorporated by to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

iv.	Amendment to Declaration and Agreement of Trust dated June 19, 1996. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

v.	Amendment to Declaration and Agreement of Trust dated October 21, 1998. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

vi.	Amendment to Declaration and Agreement of Trust dated January 20, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

vii.	Amendment to Declaration and Agreement of Trust dated May 19, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

viii.	Amendment to Declaration and Agreement of Trust dated April 12, 2001. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2005.

ix.	Amendment to Declaration and Agreement of Trust dated April 20, 2004. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

x.	Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

xi.	Amendment to Declaration and Agreement of Trust effective June 22, 2006. Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

xii.	Amendment to Declaration and Agreement of Trust effective September 14, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

xiii.	Amendment to Declaration and Agreement of Trust effective August 10, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

xiv.	Amendment to Declaration and Agreement of Trust effective September 28, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

xv.	Amendment to Declaration and Agreement of Trust effective September 14, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

xvi.	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007.

xvii.	Amendment to Declaration and Agreement of Trust effective December 14, 2007. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

xviii.	Amendment to the Declaration and Agreement of Trust dated December 15, 2010. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

xix.	Amendment to Declaration and Agreement of Trust dated January 27, 2011. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

xx.	Amendment to Declaration and Agreement of Trust dated October 24, 2013. Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2014.

xxi.	Amendment to Declaration and Agreement of Trust dated November 6, 2014. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

xxii.	Amendment to Declaration and Agreement of Trust dated September 17, 2015. Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on September 17, 2015.

xxiii.	Amendment to Declaration and Agreement of Trust dated July 28, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

xxiv.	Amendment to Declaration and Agreement of Trust dated November 3, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

xxv.	Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

xxvi.	Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

xxvii.	Amendment to Declaration and Agreement of Trust dated February 16, 2017. Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on February 23, 2017.

xxviii.	Amendment to Declaration and Agreement of Trust dated October 26, 2017. Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2018.

xxix.	Amendment to Declaration and Agreement of Trust dated September 20, 2018. Incorporated by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2019.

xxx.	Amendment to Declaration and Agreement of Trust dated May 23, 2019. Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed on July 2, 2019*.

xxxi.	Amendment to Declaration and Agreement of Trust dated April 3, 2019. Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed on July 22, 2019.

xxxii.	Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(2)	By-Laws. Amended and Restated By-Laws dated January 24, 2023. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed March 29, 2023.

(3)	Voting Trust Agreement. Not applicable.

(4)	Reorganization Agreement. Filed as Exhibit A to Combined Prospectus/Proxy Statement.

(5)	Instruments Defining Rights of Security Holders. Not applicable.

(6)	Investment Advisory Contracts.

i.	Management Agreement dated October 20, 1993. Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2002.

ii.	Addendum to Management Agreement dated October 20, 1993. Incorporated by reference to Post-Effective Amendment No. 32 o the Registrant’s Registration Statement on Form N-1A filed on March 29, 2002.

iii.	Addendum to Management Agreement dated November 16, 1994. Incorporated by reference o the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A filed on March 29, 2002.

iv.	Addendum to Management Agreement dated July 8, 1996. Incorporated by reference o the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A filed on March 29, 2002.

v.	Addendum to Management Agreement dated December 12, 1997. Incorporated by reference to the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A filed on March 29, 2002.

vi.	Addendum to Management Agreement dated March 16, 1998. Incorporated by reference o the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A filed on March 29, 2002.

vii.	Addendum to Management Agreement dated October 21, 1998. Incorporated by reference to the Registrant’s Registration Statement on Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

viii.	Addendum to Management Agreement dated June 30, 2003. Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2004.

ix.	Addendum to Management Agreement dated March 11, 2004 (Lord Abbett Balanced Series). Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

x.	Addendum to Management Agreement dated December 1, 2004. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

xi.	Addendum to Management Agreement dated June 29, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

xii.	Addendum to Management Agreement dated December 1, 2005. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

xiii.	Addendum to Management Agreement dated June 29, 2006 (Lord Abbett Diversified Equity Strategy Fund). Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

xiv.	Addendum to Management Agreement dated December 14, 2007 (Lord Abbett Floating Rate Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

xv.	Addendum to Management Agreement dated December 14, 2007 (Lord Abbett Short Duration Income Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

xvi.	Addendum to Management Agreement dated April 20, 2011 (Lord Abbett Inflation Focused Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed on April 19, 2011.

xvii.	Addendum to Management Agreement dated April 1, 2013 (Lord Abbett Convertible Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2013.

xviii.	Addendum to Management Agreement dated April 1, 2015 (Lord Abbett Income Fund). Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

xix.	Addendum to Management Agreement dated December 1, 2015 (Lord Abbett Core Plus Bond Fund). Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2015.

xx.	Addendum to Management Agreement dated April 1, 2016 (Lord Abbett Income Fund). Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2016.

xxi.	Addendum to Management Agreement dated October 11, 2016 (Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

xxii.	Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Corporate Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

xxiii.	Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

xxiv.	Addendum to Management Agreement dated April 1, 2018 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Total Return Fund). Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2018.

xxv.	Addendum to Management Agreement dated January 30, 2020 (Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed on March 25, 2020.

xxvi.	Funds of Funds Investment Agreement dated September 28, 2022. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2023.

xxvii.	Expense Limitation Agreement dated January 25, 2023 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, and Lord Abbett Total Return Fund). Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2023.

(7)	Underwriting Contracts. Distribution Agreement. Incorporated by reference to Exhibit 99.23e to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on March 29, 2002.

(8)	Bonus or Profit Sharing Contracts. None.

(9)	Custodian Agreements.

i.	Custodian Agreement dated as of November 1, 2001 (including updated Exhibit A dated as October 11, 2016). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

ii.	Amendment to Custodian Agreement dated June 21, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

iii.	Letter Amendment dated December 5, 2018 to Custodian Agreement dated November 2001 (including updated Exhibit A dated December 5, 2018). Incorporated by reference to Lord Abbett Credit Opportunities Fund’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2A filed on December 26, 2018.

iv.	Letter Amendment dated April 2, 2020 to Custodian Agreement dated November 2001(including updated Exhibit A dated April 2, 2020). Incorporated by reference to Pre-Effective Amendment No. 1 to Lord Abbett Floating Rate High Income Fund’s Registration Statement on Form N-2 filed on June 1, 2020.

v.	Letter Amendment dated June 22, 2021 to Custodian Agreement dated November 2001 (including updated Exhibit A dated April 6, 2021). Incorporated by reference to Lord Abbett Special Situations Income Fund’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2A filed on June 30, 2021.

vi.	Letter Amendment dated January 24, 2023 to Custodian Agreement dated November 2001 (including updated Exhibit A dated January 24, 2023). Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A filed on April 28, 2023.

(10)	Rule 12b-1 Plan and 18f-3 Plan.

i.	Rule 12b-1 Plan. Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated July 1, 2019 with Schedule A and Schedule B dated as of July 1, 2019. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 108 to its Registrant’s Registration Statement on Form N-1A filed on June 11, 2019.

ii.	Schedule A dated January 24, 2023 to the Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated July 1, 2019. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A filed on April 28, 2023.

iii.	Amended and Restated Rule 18f-3 Plan as of September 28, 2021 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of September 28, 2021. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A filed on October 29, 2021.

iv.	Schedule A dated January 24, 2023 to the Amended and Restated Rule 18f-3 Plan as of September 28, 2021. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A filed on April 28, 2023.

(11)	Share Opinion. Opinion of Richards, Layton & Finger, P.A. Incorporated by reference to Lord Abbett Investment Trust’s Registration Statement on Form N-14 filed on January 5, 2024.

(12)	Form of Tax Opinion. Form of Opinion of Ropes & Gray LLP. To be filed by amendment.

(13)	Other Material Contracts.

i.	Transfer Agency and Shareholder Services Agreement dated as of March 29, 2022, including Schedule B dated as of March 29, 2022. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2023.

ii.	Amended and Restated Administrative Services Agreement as of May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

iii.	Amendment #1 to the Amended and Restated Administrative Services Agreement dated October 11, 2016. Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

iv.	Amendment #2 to the Amended and Restated Administrative Services Agreement dated November 30, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

v.	Amendment #3 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

vi.	Amendment #4 to the Amended and Restated Administrative Services Agreement dated August 1, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 90 to its Registration Statement on Form N-1A filed on July 31, 2018.

vii.	Amendment #5 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A filed on January 29, 2019.

viii.	Amendment #6 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A filed on January 29, 2019.

ix.	Amendment #7 to the Amended and Restated Administrative Services Agreement dated July 24, 2019. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 124 to its Registrant’s Registration Statement on Form N-1A filed on October 25, 2019.

x.	Amendment #8 to the Amended and Restated Administrative Services Agreement dated April 2, 2020. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 41 to its Registrant’s Registration Statement on Form N-1A filed on April 29, 2020.

xi.	Amendment #9 to the Amended and Restated Administrative Services Agreement dated April 2, 2020. Incorporated by reference to Lord Abbett Floating Rate High Income Fund’s Pre-Effective Amendment No. 1 to its Registrant’s Registration Statement on Form N-2A filed on June 1, 2020.

xii.	Amendment #10 to the Amended and Restated Administrative Services Agreement dated July 24, 2019. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 47 to its Registrant’s Registration Statement on Form N-1A filed on December 14, 2020.

xiii.	Amendment #11 dated April 6, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on June 21, 2021.

xiv.	Amendment #12 dated April 6, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Special Situations Income Fund’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2A filed on June 30, 2021.

xv.	Amendment #13 dated July 29, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 52 to its Registration Statement on Form N-1A filed on October 29, 2021.

xvi.	Amendment #14 dated September 28, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Municipal Income Fund’s Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on December 29, 2021.

xvii.	Amendment #15 dated January 24, 2023 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to the Lord Abbett Trust I’s Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2023.

(14)	Consent of Registrant’s independent registered public accounting firm. Filed herein.

(15)	Not Applicable.

(16)	Power of Attorney. Incorporated by reference to Lord Abbett Investment Trust’s Registration Statement on Form N-14 filed on January 5, 2024.

(17)	Additional Exhibits.

i.	The Income Fund Prospectus dated April 1, 2023. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2023.

ii.	The Corporate Bond Fund Prospectus dated April 1, 2023. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2023.

iii.	The Income Fund Statement of Additional Information dated April 1, 2023. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2023.

iv.	The Corporate Bond Fund Statement of Additional Information dated April 1, 2023. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2023.

v.	The Annual Report of the Lord Abbett Investment Trust, Inc. pertaining to Lord Abbett Corporate Bond Fund and Lord Abbett Income Fund for the fiscal year ended November 30, 2023. Incorporated by reference to the Report on Form N-CSR filed on January 31, 2024.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that before any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 upon the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Jersey City, and State of New Jersey on the 12th day of February, 2024.

LORD ABBETT INVESTMENT TRUST

BY:	/s/ Randolph A. Stuzin
Randolph A. Stuzin
Vice President and Assistant Secretary

BY:	/s/ Michael J. Hebert
Michael J. Hebert
Principle Accounting Officer, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Evelyn E. Guernsey*	Chair and Trustee	February 12, 2024
Evelyn E. Guernsey

Douglas B. Sieg*	President, CEO, and Trustee	February 12, 2024
Douglas B. Sieg

Kathleen M. Lutito*	Trustee	February 12, 2024
Kathleen M. Lutito

James M. McTaggart*	Trustee	February 12, 2024
James M. McTaggart

Charles O. Prince*	Trustee	February 12, 2024
Charles O. Prince

Karla M. Rabusch*	Trustee	February 12, 2024
Karla M. Rabusch

Lorin Patrick Taylor Radtke*	Trustee	February 12, 2024
Lorin Patrick Taylor Radtke

Leah Song Richardson*	Trustee	February 12, 2024
Leah Song Richardson

Mark A. Schmid*	Trustee	February 12, 2024
Mark A. Schmid

James L.L. Tullis*	Trustee	February 12, 2024
James L.L. Tullis

*By:	/s/ Victoria Zozulya Victoria Zozulya Attorney-in-Fact*